Exhibit 10.3

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND
IS IDENTIFIED BY THREE ASTERISKS, AS FOLLOWS “* * *”, AN UNREDACTED VERSION OF THIS
DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

LOAN SERVICING AGREEMENT

by and among

VANTIUM CAPITAL MARKETS, L.P.,
as an Owner

VANTIUM REO CAPITAL MARKETS, L.P.
as an Owner,

and

FRANKLIN CREDIT MANAGEMENT CORPORATION
as the Servicer

dated as of July 1, 2010

TABLE OF CONTENTS

ARTICLE I	DEFINITIONS; CERTAIN MATTERS OF CONSTRUCTION.....................................................................................................................................................................................................	1

ARTICLE II	ADMINISTRATION AND SERVICING OF MORTGAGE LOANS............................................................................................................................................................................................	10

2.1.	The Servicer to Act as the Servicer...	10

2.2.	Liquidation of Mortgage Loans...	11

2.3.	Collection of Mortgage Loan Payments...	12

2.4.	Establishment of and Deposits to Custodial Account...	12

2.5.	Permitted Withdrawals From Custodial Account...	13

2.6.	Establishment of and Deposits to Escrow Account...	14

2.7.	Permitted Withdrawals From Escrow Account...	15

2.8.	Payment of Taxes, Insurance and Other Charges...	15

2.9.	Protection of Accounts...	16

2.10.	Maintenance of Hazard Insurance...	16

2.11.	Maintenance of Mortgage Impairment Insurance...	17

2.12.	Maintenance of Fidelity Bond and Errors and Omissions Insurance...	17

2.13.	Inspections...	17

2.14.	Restoration of Mortgaged Property...	17

2.15.	Maintenance of PMI Policy; Claims...	18

2.16.	Title, Management and Disposition of REO Property...	19

2.17.	REO Reports...	20

2.18.	Liquidation Reports...	20

2.19.	Reports of Foreclosures and Abandonments of Mortgaged Property....................................................................................................................................................................................................	20

2.20.	Application of Buydown Funds...	20

2.21.	Notification of Adjustments...	20

2.22.	Transfer Notices...	21

2.23.	Privacy...	21

2.24.	Losses and Expenses...	22

ARTICLE III	PAYMENTS TO OWNER...	23

3.1.	Remittances...	23

3.2.	Statements to the Owners...	24

3.3.	Monthly Advances by the Servicer...	24

ARTICLE IV	GENERAL SERVICING PROCEDURES...	24

4.1.	Transfers of Mortgaged Property...	24

4.2.	Satisfaction of Mortgages and Release of Mortgage Files...	25

4.3.	Servicing Compensation...	25

4.4.	Annual Independent Public Accountants’ Servicing Report...	25

4.5.	Right to Examine Servicer Records...	25

4.6.	Compliance with REMIC Provisions...	26

ARTICLE V	POSSESSION OF MORTGAGE FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT; DELIVERY OF DOCUMENTS; SERVICER TO COOPERATE...........................................................................................................................................	26

5.1.	Provision of Information...	26

5.2.	Financial Statements; Servicing Facility...	26

5.3.	Possession of Mortgage Files; Maintenance of Servicing Files...	26

5.4.	Books and Records; Transfers of Mortgage Loans...	26

5.5.	Custodial Agreement; Delivery of Documents...	27

ARTICLE VI	REPRESENTATIONS AND WARRANTIES...	28

6.1.	General Representations and Warranties...	28

6.2.	Representations, Warranties and Covenants of the Owner Regarding Individual Mortgage Loans................................................................................................................................................	29

ARTICLE VII	THE SERVICER...	31

7.1.	Indemnification; Third Party Claims...	31

7.2.	Merger or Consolidation of the Servicer...	32

7.3.	Limitation on Liability of the Servicer and Others...	33

7.4.	Limitation on Assignment by the Servicer...	33

ARTICLE VIII	REMOVAL OF MORTGAGE LOANS FROM AGREEMENT...	34

8.1.	Removal of Mortgage Loans from Inclusion Under this Agreement...	34

ARTICLE IX	DEFAULT...	35

9.1.	Events of Default...	35

9.2.	Waiver of Defaults...	36

ARTICLE X	TERMINATION...	37

10.1.	Termination...	37

10.2.	Termination With Cause...	37

10.3.	Termination Without Cause...	37

ARTICLE XI	MISCELLANEOUS PROVISIONS...	38

11.1.	Successor to the Servicer...	38

11.2.	Reserved...	38

11.3.	Amendment; Extension Not a Waiver...	38

11.4.	Governing Law; Venue...	39

11.5.	Duration of Agreement...	39

11.6.	Notices...	39

11.7.	Severability of Provisions...	40

11.8.	Relationship of Parties...	40

11.9.	Execution; Successors and Assigns...	40

11.10.	Assignment by the Owners...	40

11.11.	Time of Payment...	40

11.11.	Force Majeure...	40

EXHIBITS

Exhibit A    Mortgage Loan Schedule
Exhibit B    Contents of each Mortgage Loan File
Exhibit C-1     Form of Custodial Account Certification
Exhibit C-2     Form of Escrow Account Certification
Exhibit D    Servicing Fee Schedule
Exhibit E    Reports
Exhibit F    Form of Limited Power of Attorney
Exhibit G    Approval Matrix
Exhibit H    Removed Mortgage Loans

LOAN SERVICING AGREEMENT

This Loan Servicing Agreement (the “Agreement”), dated and effective as of July 1, 2010, is by and among Vantium Capital Markets, L.P. (“VCM”), Vantium REO Capital Markets, L.P. (“VCMR”; together with VCM, the “Owners” and each individually, the “Owner”), and Franklin Credit Management Corporation (“Servicer”).

WHEREAS, the Mortgage Loans identified on the Mortgage Loan Schedule annexed hereto as Exhibit A have been purchased by VCM; and

WHEREAS, the Servicer has agreed to service each Mortgage Loan and REO Properties on behalf of the Owners commencing on the Effective Date (as defined herein), and the parties hereto desire to provide the mechanics of such servicing by the Servicer;

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Owners and the Servicer agree as follows:

ARTICLE I

DEFINITIONS; CERTAIN MATTERS OF CONSTRUCTION

Whenever used herein, the following words and phrases shall have the following meanings:

“Accepted Servicing Practices” means, with respect to any Mortgage Loan, those customary and reasonable mortgage servicing practices generally undertaken by prudent mortgage lending institutions that service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, subject to and in accordance with the Approval Matrix.

“Adjustment Date” means, as to each adjustable rate Mortgage Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note and Mortgage.

“Agreement” has the meaning assigned to it in the preamble.

“Ancillary Income” means all income derived from the Mortgage Loans (other than payments of principal and interest on the Mortgage Loans), including any Float Benefit, insufficient fund fees, conversion fees, satisfaction fees, optional insurance administrative fees, assumption fees, escrow account benefits, reinstatement fees, customary real estate referral fees, release fees, late payment fees and all other incidental fees and charges received by the Servicer directly from or on behalf of the Mortgagor in accordance with Applicable Requirements, but excluding Servicing Fees.

“Applicable Requirements” means as of the time of reference, with respect to the Mortgage Loans, REO Property and the servicing of the Mortgage Loans, all of the following: (i)

all contractual obligations of the Servicer set forth in this Agreement; (ii) the requirements set forth in the related Mortgage Note and the related Mortgage; (iii) all applicable federal, state and local legal and regulatory requirements (including statutes, rules, regulations and ordinances and including the Privacy Requirements); (iv) all other applicable requirements and guidelines of each governmental agency, board, commission, instrumentality and other governmental body or officer having jurisdiction; (v) all other applicable judicial and administrative judgments, orders, stipulations, awards, writs and injunctions; and (vi) Accepted Servicing Practices.

“Appraised Value” means with respect to any Mortgage Loan, the lesser of (i) the value set forth on the appraisal made in connection with the origination of the related Mortgage Loan as the value of the related Mortgaged Property, or (ii) the purchase price paid for the Mortgaged Property, provided, however, that in the case of a refinanced Mortgage Loan, such value shall be based solely on the appraisal made in connection with the refinancing of such Mortgage Loan.

“Approval Matrix” means the Servicer’s specified delegation of authority to the Servicer  for servicing the Mortgage Loans, which is set forth on Exhibit G to this Agreement and which may be amended from time to time by the Owner in the sole discretion of the Owners.

 “Assignment of Mortgage” means an assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the related Owner.

“Bankruptcy Code” means 11 U.S.C. 101 et. seq., as the same may be amended, modified or supplemented from time to time.

“Business Day” means any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions located in New York or New Jersey are authorized or obligated by law or executive order to be closed.

“Buydown Agreement” means an agreement between the Originator and a Mortgagor, or an agreement among the Servicer, a Mortgagor and a seller of a Mortgaged Property or a third party with respect to a Mortgage Loan which provides for the application of Buydown Funds.

“Buydown Funds” means, in respect of any Buydown Mortgage Loan, any amount held by the Servicer, which was contributed by the seller of a Mortgaged Property subject to a Buydown Mortgage Loan, the buyer of such property, the Originator or any other source, plus interest earned thereon, in order to enable the Mortgagor to reduce the payments required to be made from the mortgagor’s funds in the early years of a Mortgage Loan.

“Buydown Mortgage Loan” means any Mortgage Loan in respect of which, pursuant to a Buydown Agreement, (i) the Mortgagor pays less than the full monthly payments specified in the Mortgage Note for a specified period, and (ii) the difference between the payments required under such Buydown Agreement and the Mortgage Note is provided from Buydown Funds.

“Buydown Period” means the period of time when a Buydown Agreement is in effect with respect to a related Buydown Mortgage Loan.

“Change in Control” means with respect to any Person, the acquisition by any other Person, or two or more other Persons acting in concert, other than The Huntington National Bank or any of its affiliates, of beneficial ownership (within the meaning of Rule 13d-3 of the Commission under the Exchange Act) of outstanding shares of voting stock or other equity interests of such Person at any time if after giving effect to such acquisition such other Person or Persons owns fifty percent (50%) or more of such outstanding voting stock or other equity interests, as applicable.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

“Condemnation Proceeds” means all awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

“Custodial Account” means the separate account or accounts created and maintained pursuant to Section 2.4.

“Custodial Agreement” means the agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents.

“Custodian” means the custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement as provided therein.

“Customer Information” means any personally identifiable information in any form (written, electronic or otherwise) relating to a Mortgagor, including, but not limited to: a Mortgagor’s name, address, telephone number, social security number, Mortgage Loan number, Mortgage Loan payment history, delinquency status, insurance carrier or payment information, tax amount or payment information; the fact that the Mortgagor has a relationship with the servicer of such Mortgagor’s Mortgage Loan; and any other non-public personally identifiable information.

“Cut-off Date” means July 1, 2010.

“Damages” means any and all assessments, judgments, claims, liabilities, losses, costs, damages or expenses (including interest, penalties and reasonable attorneys’ fees, expenses and disbursements in connection with any action, suit or proceeding and including any such reasonable attorneys’ fees, expenses and disbursements incurred in enforcing any right of indemnification against any indemnitor).

“Delinquent” means a Mortgage Loan is “Delinquent” when any payment contractually due thereon has not been made by the close of business on the Due Date therefor.  Such Mortgage Loan is “30 days Delinquent” if such contractual payment has not been received by the close of business on the numerically corresponding day of the month immediately succeeding the month in which such contractual payment was due, or, if there is no such numerically corresponding day (e.g., when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for “60 days Delinquent” the second immediately succeeding month, and for “90 days Delinquent” the third immediately succeeding month.

“Determination Date” means the last calendar day of the month immediately preceding the related Remittance Date.

“Due Date” means the first day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

“Due Period” means with respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

“Effective Date” means July 1, 2010.

“Errors and Omissions Insurance Policy” means an errors and omissions insurance policy to be maintained by the Servicer pursuant to Section 2.12.

“Escrow Account” means the separate account or accounts created and maintained pursuant to Section 2.6.

“Escrow Payments” means with respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, flood insurance premiums, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

“Event of Default” means any one of the conditions or circumstances enumerated in Section 9.1.

“Exchange Act” means The Securities Exchange Act of 1934, as amended.

“Expenses” has the meaning assigned to it in Section 2.24.2.

“Fannie Mae” means the Federal National Mortgage Association or any successor thereto.

“FDIC” means the Federal Deposit Insurance Corporation, or any successor thereto.

“FHA” means the Federal Housing Administration, or any successor thereto.

“Fidelity Bond” means a fidelity bond to be maintained by the Servicer pursuant to Section 2.12.

“Float Benefit” means the net economic benefit resulting from escrow and custodial deposits held for the account of the Servicer or the Owners relating to the Mortgage Loan and servicing thereof.

“Gross Margin” means with respect to each Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note which is added to the Index in order to determine the related Mortgage Interest Rate, as set forth in the Mortgage Loan Schedule.

“HAMP” means the Home Affordable Modification Program established by the U.S. Department of Treasury pursuant to section 101 and 109 of the Emergency Economic Stabilization Act of 2008 (the “Act”), as section 109 of the Act has been amended by section 7002 of the American Recovery and Reinvestment Act of 2009.

“HELOC” means a Mortgage Loan that is a home equity line of credit or any other arrangement under which the Mortgagor has the right to demand further advances from the mortgagee.

“High Cost Loan” means a Mortgage Loan classified as (a) a “high cost” loan under HOEPA, (b) a “high cost home,” “threshold,” “covered,” “high risk home,” “predatory” or similar loan under any other applicable state, federal or local law or (c) a Mortgage Loan categorized as “High Cost” pursuant to the Standard & Poor’s Glossary for File Format for LEVELS®, Appendix E, as revised from time to time.

“HOEPA” means the Home Ownership Equity Protection Act of 1994, as amended.

“Index” means with respect to any adjustable rate Mortgage Loan, the index identified on the Mortgage Loan Schedule and set forth in the related Mortgage Note for the purpose of calculating the interest thereon.

“Insurer” means any entity generally acceptable to mortgage lending institutions that insures or guarantees all or part of the risk of loss of a Mortgage Loan, including FHA, VA or any provider of a PMI Policy, and the providers of any hazard insurance policy, flood insurance policy or title insurance policy.

“Insurance Proceeds” means with respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

“Litigation: means any litigation, arbitration or other proceeding before any governmental, administrative or arbitral court or tribunal, or any government investigation or administrative enforcement action.

“Liquidation Proceeds” means cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee’s sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

 “Loan-to-Value Ratio or LTV” means with respect to any Mortgage Loan, the ratio of the original loan amount of the Mortgage Loan at its origination (unless otherwise indicated) to the Appraised Value of the Mortgaged Property.

“Material Adverse Change” means with respect to a Person, any material adverse change in the business, condition (financial or otherwise), operations, performance or properties of such Person.

“Material Adverse Effect” means (a) a Material Adverse Change with respect to the Servicer or any of its affiliates taken as a whole; (b) a material impairment of the ability of the Servicer to perform under this Agreement and to avoid any Events of Default (that cannot be timely cured, to the extent a cure period is applicable); or (c) a material adverse effect upon the legality, validity, binding effect or enforceability of this Agreement against the Servicer.

“MBA Methodology” means a method of calculating delinquency of a Mortgage Loan based upon the Mortgage Banker Association method, under which method a Mortgage Loan is considered delinquent if the Monthly Payment related to such Mortgage Loan has not been received by the end of the day immediately preceding the loan’s next Due Date (generally the last day of the month which the payment was due).  For example, assuming a cut-off date of the end of the calendar month, a loan with a Due Date of August 1st, with no payment received by the close of business on August 31st, would have been reported as delinquent on the September statement.

“Monthly Payment” means (i) the scheduled monthly payment of principal and interest on a Mortgage Loan plus (ii) tax and insurance escrow payment to the extent required under the related Mortgage.

“Mortgage” means the mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a lien on Mortgaged Property securing the Mortgage Note.

“Mortgage File” means the items pertaining to a particular Mortgage Loan referred to in Exhibit B to this Agreement, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

“Mortgage Interest Rate” means the annual rate of interest borne on a Mortgage Note in accordance with the provisions of the Mortgage Note.

“Mortgage Loan” means each Mortgage Loan subject to this Agreement and which is identified on the Mortgage Loan Schedule, which Mortgage Loan includes the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, Servicing Rights, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.  To the extent the context shall permit or require, each such reference to Mortgage Loan shall include REO Property.

“Mortgage Loan Documents” means with respect to a Mortgage Loan, to the extent in the applicable Owner or its designee’s possession, the original related Mortgage Note with applicable addenda and riders, the original related Mortgage and the originals of any required addenda and riders, the original related Assignment of Mortgage and any original intervening related assignments, the original related title insurance policy, related PMI Policy, if any.

“Mortgage Loan Schedule” means a schedule of Mortgage Loans annexed hereto as Exhibit A, such schedule setting forth the following information with respect to each Mortgage Loan: (1) the Servicer’s Mortgage Loan number and (2) the city state and zip code of the Mortgaged Property.

“Mortgage Note” means the note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

“Mortgaged Property” means the real property securing repayment of the debt evidenced by a Mortgage Note or, where the context permits or requires (including in Section 6.2), an REO Property.

“Mortgagor” means the obligor on a Mortgage Note.

“Nonrecoverable Advance” means any advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer or the related  Owner, will not, or, in the case of a proposed Servicing Advance, would not be, ultimately recoverable from related late payments, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

“Non-Performing Loan” means as of the Determination Date, a Mortgage Loan for which any one of the following applies:  (a) any Monthly Payment is Delinquent (using the MBA Methodology) at least two (2) calendar months determined without giving effect to any grace period permitted by the related Mortgage Loan Documents; (b) there has been a material default under the terms and provisions of the Mortgage Loan Documents, and such material default is not likely to be cured by Mortgagor within two (2) calendar months; (c) as to which Servicer shall have received notice of the foreclosure (or deed-in-lieu of foreclosure) or proposed foreclosure (or proposed deed-in-lieu of foreclosure) or exercise of other remedies of any other mortgage or lien senior in priority to the Mortgage on the Mortgaged Property; (d) as to which the Mortgagor has entered into or consented to bankruptcy, appointment of a receiver or conservator or a similar insolvency or similar proceeding, or the Mortgagor has become the subject of a decree or order for such a proceeding which shall have remained in force undischarged or unstayed for a period of two (2) calendar months; or (e) as to which the Mortgagor admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors or voluntarily suspends payments of its obligations.

“Opinion of Counsel” means a customary written opinion of counsel.

“Originator” means, with respect to any Mortgage Loan, the entity or entities that (a) took the relevant Mortgagor’s loan application; (b) processed the relevant Mortgagor’s loan application: and/or (c) closed and/or funded such Mortgage Loan.

“Owner” shall have the meaning set forth in the first paragraph of this Agreement.

“Owners” shall have the meaning set forth in the first paragraph of this Agreement.

“Owner Indemnitees” has the meaning assigned to it in Section 7.1.1.

“Pass-Through Transfer” means the sale or transfer of some or all of the Mortgage Loans by the Owner to a trust formed as part of a publicly issued or privately placed mortgage-backed securities transaction.

“Person” means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

“PMI Policy” means a policy of primary mortgage guaranty insurance issued by an Insurer.

“Principal Prepayment” means any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

“Principal Prepayment Period” means the month preceding the month in which the related Remittance Date occurs.

“Privacy Requirements” means the obligations imposed by (i) Title V of the Gramm-Leach-Bliley Act, 15 U.S.C. § 6801 et seq.; (ii) the applicable federal regulations implementing such act and codified at 12 CFR Parts 40, 216, 332, 573, and/or 16 CFR Part 313; (iii) Interagency Guidelines Establishing Standards For Safeguarding Borrower Information published in final form on February 1, 2001 (such final guidelines and/or rules the “Interagency Guidelines”) to establish and maintain an Information Security Program  (as such term is defined in the Interagency Guidelines); and (iv) other applicable federal, state and local laws, rules, regulations, and orders relating to the privacy and security of Customer Information, including the federal Fair Credit Reporting Act, 15 U.S.C. § 1681 et seq., and similar state laws.

“Qualified Depository” means a deposit account or accounts maintained with a federal or state chartered depository institution selected by the Owners the deposits in which are insured by the FDIC to the applicable limits and the short-term unsecured debt obligations of which (or, in the case of a depository institution that is a subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated A-1 by Standard & Poor’s Ratings Services or Prime-1 by Moody’s Investors Service, Inc. (or a comparable rating if another rating agency is specified by the Owners by written notice to the Servicer) at the time any deposits are held on deposit therein.

“Qualified Insurer” means a mortgage guaranty insurance Insurer duly authorized and licensed where required by law to transact mortgage guaranty insurance business and generally acceptable as an Insurer under Accepted Servicing Practices.

“REMIC” means a “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

“REMIC Provisions” means provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

“Remittance Date” means the fifth (5th) Business Day of each month.

“Removed Mortgage Loans”  means those Mortgage Loans identified on Exhibit H attached hereto.

“REO Disposition” means the final sale by the Servicer of any REO Property.

“REO Disposition Proceeds” means all amounts received with respect to an REO Disposition pursuant to Section 2.16.

“REO Property” means a Mortgaged Property acquired through foreclosure, by deed in lieu of foreclosure or otherwise, as described in Section 2.16.

“Servicer” means Franklin Credit Management Corporation, or its successor in interest or assigns, or any successor to the Servicer under this Agreement appointed as herein provided.

“Servicer Employees” means Servicer Employees has the meaning set forth in Section 2.12.

“Servicing Advances” means all customary, reasonable and necessary “out of pocket” costs and expenses (including reasonable attorney’s fees and disbursements) incurred in the performance by the Servicer of its servicing obligations that would be reasonably believed to be recoverable in whole or in part under Applicable Requirements, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property or REO Property, (b) any enforcement or judicial proceedings, including foreclosures and bankruptcy proceedings, (c) the management and liquidation of any REO Property, including, but not limited to, the cost of environmental inspection or review of such property, (d) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property or REO Property, PMI Policy premiums and fire, flood and hazard insurance coverage and (e) other Expenses that are the responsibility of the Owners under Section 2.24.

“Servicing Fee” means with respect to each Mortgage Loan, the fees the Owners shall pay to the Servicer, as set forth on Exhibit D to this Agreement.

“Servicing File” means with respect to each Mortgage Loan, the file retained by the Servicer consisting of originals of all documents in the Mortgage File which are not delivered to the Custodian and copies of the Mortgage Loan Documents listed in the Custodial Agreement, the originals of which are delivered to the Custodian pursuant to Section 5.5.

“Servicing Rights”  means any and all of the following:  (a) any and all rights to service the Mortgage Loans; (b) any payments or monies received by Servicer other than Servicing Fees and other payments and reimbursements to Servicer as provided in this Agreement; (c) subject to the terms and conditions of this Agreement, any Ancillary Income with respect to the Mortgage Loans; (d) all agreements or documents creating, defining or evidencing any such servicing rights to the extent they relate to such servicing rights and all rights of Servicer thereunder; (e) any and all rights to and in the Escrow Payments or other similar payments with respect to the Mortgage Loans and any amounts actually collected by Servicer with respect thereto (other than Prepayment Charges); (f) all accounts and other rights to payment related to any of the property described in this paragraph; and (g) any and all documents, files, records, Servicing Files, servicing documents, servicing records, data tapes, computer records, or other information pertaining to the Mortgage Loans or pertaining to the past, present or prospective servicing of the Mortgage Loans.  Notwithstanding anything set forth to the contrary in this Agreement, the applicable Owner owns and retains 100% of the Servicing Rights related to each Mortgage Loan and the Servicer does not own the Servicing Rights relating to any Mortgage Loan.

“Servicing Transfer Costs”  mean all reasonable out-of-pocket costs and expenses incurred in connection with the transfer of servicing, including, without limitation, costs related to the transfer or procurement of acceptable tax or flood certification contracts, assignment preparation and recordation costs, MERS transfer costs, and any reasonable out-of-pocket costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Owners or Servicer (or any successor to Servicer appointed pursuant to Section 11.1) to correct any errors or insufficiencies in the servicing data that do not enable the Mortgage Loans properly and effectively but not including overhead, or similar costs.

“Termination Fee” means, with respect to each Mortgage Loan terminated pursuant to Section 10.3, one half of one per cent (0.50%) of the then outstanding unpaid principal balance of such Mortgage Loan.

“VA” means the United States Department of Veterans Affairs, or any successor thereto.

“Whole Loan Transfer” means any sale or transfer of some or all of the Mortgage Loans by the Owners to a third party, which sale or transfer is not a Pass-Through Transfer.

Construction of this Agreement and Certain Terms and Phrases.

(a) Unless the context of this Agreement clearly indicates otherwise, (i) words of any gender include each other gender; (ii) words denoting the singular shall include the plural and vice versa; (iii) the terms “hereof”, “herein”, “hereby” and derivate or similar words refer to this entire Agreement and not to any particular provision of this Agreement; and (iv) the terms “Article”, “Section”, and “Exhibit” without any reference to a specified document refer to the specified Article, Section and Exhibit, respectively, of this Agreement.

(b) The words “including”, “include” and “includes” are not exclusive and shall be deemed to be followed by the words “without limitation”.

(c) The word “or” shall be construed to mean “and/or” unless the context clearly prohibits that construction.

(d) Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.

(e) Any reference to any federal, state, local or foreign statute or law, including any one or more sections thereof, shall be deemed also to refer to, unless the context requires otherwise, all rules and regulations promulgated thereunder.

(f) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

ARTICLE II

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

2.1.   The Servicer to Act as the Servicer.

The Servicer, as an independent contractor, shall service and administer the Mortgage Loans on an actual/actual basis in accordance with this Agreement and Applicable Requirements, and shall have full power and authority, acting alone or through the delegation of duties to third party servicing providers, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement. Notwithstanding anything set forth to the contrary in this Agreement, the applicable Owner owns and retains 100% of the Servicing Rights related to each Mortgage Loan and the Servicer does not own the Servicing Rights relating to any Mortgage Loan.  The Servicer shall monitor and comply with all Applicable Laws, rules and/or regulations affecting the servicing of the Mortgage Loans, including but not limited to any foreclosure restrictions and changes in such laws, rules and/or regulations.

Servicer shall be responsible for any and all acts of any third party service provider it uses according to the terms of this Agreement and Servicer’s utilization of such third party service provider shall in no way relieve the liability of Servicer, if any, under this Agreement.  Notwithstanding the provisions of any agreement between Servicer and such third party service provider or subservicer, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a third party servicer provider or subservicer or reference to actions taken through Servicer or otherwise, the Servicer shall remain obligated and liable to the Owners and their respective successors and assigns for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such agreements or arrangements with the third party service provider or subservicer or by virtue of indemnification from the Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans.

In the event that the Servicer’s responsibilities and duties under this Agreement are terminated pursuant to Article X, and if requested to do so by an Owner the Servicer shall at its own cost and expense terminate the rights and responsibilities of each subservicer effective as of the date of termination of the Servicer.  The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of each subservicer from the Servicer’s own funds without reimbursement from any Owner.  Any subservicing agreement and any other transactions or services relating to the Mortgage Loans involving a subservicer shall be deemed to be between such subservicer and the Servicer alone, and the Owners shall not have any obligations, duties or liabilities with respect to such subservicer, including any duty obligation, duty or liability to pay such subservicer’s fees and expenses.  For purposes of distributions by the Servicer pursuant to this Agreement, the Servicer shall be deemed to have received a payment on a Mortgage Loan when a subservicer has received such payment.

From and after the Effective Date, the Servicer shall assume responsibility under this Agreement to service and administer the  Mortgage Loans.  The Owners agree to cause the Custodian to provide the Servicer, within five (5) Business Days after the Servicer’s request, copies of the Mortgage Note, the Mortgage or any other documents the related Owner has in its possession or which are held by the Custodian with respect to a Mortgage Loan that the Servicer deems reasonably necessary in connection with its performance of the servicing of said Mortgage Loan.

Consistent with the terms of this Agreement and Applicable Requirements, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer’s reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the related Owner; provided, however, the Servicer shall not make any future advances with respect to a Mortgage Loan. Notwithstanding the foregoing, and notwithstanding (i) if the Mortgage Loan is delinquent or (ii) if the Mortgage Loan becoming delinquent is reasonably foreseeable, the Servicer shall not accept short sales or partial payments in full satisfaction of any payment obligation, grant forbearances or permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal), capitalize arrearages or change the final maturity date on such Loan, unless the Servicer has obtained the prior written consent of the related Owner or such modification is in accordance with the Approval Matrix.  In the event of any such modification for which Servicer did not obtain the prior written approval of the related Owner and which permits the deferral of interest or principal or forgives principal on any Mortgage Loan, Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred or forgiven, deposit in the Custodial Account from its own funds, in accordance with Section 2.4, the difference between (a) such month’s principal and one month’s interest at the Mortgage Interest Rate on the outstanding principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor.  Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the related Owner, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the related Owner shall furnish the Servicer with any powers of attorney in the form of Exhibit F and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement and the Servicer shall indemnify and hold each Owner harmless for any costs, liabilities or expenses incurred by any Owner in connection with any misuse of such power of attorney by the Servicer or its agents.

Although the Servicer has recommended that Owner consent to and waive any further restrictions that may prevent or inhibit Servicer modifying any eligible Mortgage Loan or providing any other foreclosure prevention service in accordance with HAMP, notwithstanding anything in this Agreement to contrary, the Owners hereby withholds such consent to the Servicer having the authority, for any eligible Mortgage Loan, except those Mortgage Loans identified on the Mortgage Loan Schedule as HAMP Mortgage Loans, to modify such Mortgage Loan, or provide any other foreclosure prevention services, in accordance with HAMP guidelines and procedures in place at such time.

2.2.   Liquidation of Mortgage Loans.  In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 2.1 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as shall be consistent with Applicable Requirements.  Servicer shall, only with the prior written consent of the related Owner, foreclose upon or otherwise comparably convert the ownership of such Mortgaged Properties as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments of the related Mortgage Loans pursuant to Section 2.1. If Servicer determines that it is prohibited by Applicable Law from commencing foreclosure proceedings, Servicer shall notify the related Owner no later than three (3) Business Days following such determination.  If foreclosure proceedings are commenced, the Servicer shall make all necessary and proper Servicing Advances, subject to reimbursement in accordance with the terms of this Agreement, provided, however, that the Servicer shall not be required to expend funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine that such preservation, restoration and/or foreclosure is reasonably expected to increase the proceeds of liquidation of the Mortgage Loan to the Owners after reimbursement to itself for such expenses.

Notwithstanding anything to the contrary contained herein, in connection with the servicing of any Delinquent Mortgage Loan which (i) is subject to HOEPA or any regulations related thereto, (ii) qualifies as a High Cost Loan under a state or local anti-predatory lending law or regulation or (iii) the related Owner otherwise identifies to the Servicer, the Servicer shall not, without the prior approval of the Owner, commence or continue any collection or loss mitigation activities with respect to such Mortgage Loan, including without limitation, the commencement or continuation of any foreclosure proceedings or other proceedings to obtain title to Mortgaged Property securing a Mortgage Loan as a result of or in lieu of foreclosure or otherwise, the delivery of letters or notices to the related Mortgagor, the communication with any Mortgagor (whether by email, letter, telephone, facsimile or otherwise) or any other pre-foreclosure postures or activities. To the extent that any such activities are approved by the Owner, the Servicer shall act in strict compliance with the Owner's written instructions (provided such instructions are made in accordance with Applicable Requirements), including, without limitation, employing any telephone scripts or other forms provided by the Owner or approved by the Owner in writing in connection with any communication with the Mortgagor.

In the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, Servicer shall promptly notify the Owners.  If the related Owner otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector. The cost for such inspection or review shall be deemed a Servicing Advance. Upon completion of the inspection or review, the Servicer shall promptly provide the Owners with a written report of the environmental inspection.

After reviewing the environmental inspection report, the related Owner shall determine how the Servicer shall proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the related Owner directs the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all costs and expenses associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, pursuant to the terms of this Agreement. In the event the related Owner directs the Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all Servicing Advances and Expenses made with respect to the related Mortgaged Property pursuant to the terms of this Agreement.

With respect to any Mortgage Loan, if the related Owner instructs the Servicer in writing, the Servicer shall charge off the related Mortgage Loan on the date indicated by such Owner in its instructions (such date, a “Charge Off Date”; and each such Mortgage Loan, a “Charged Off Mortgage Loan”).

2.3.   Collection of Mortgage Loan Payments.  Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and, where required under Applicable Requirements, shall use commercially reasonable efforts in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property.

If the Servicer has actual knowledge that a Mortgagor is the subject of a proceeding under the Bankruptcy Code or any other similar law, has made an assignment for the benefit of creditors or has had a receiver or custodian appointed for its property, subject to the terms of this Agreement, the Servicer may retain an attorney to pursue motions for relief from the automatic stay on the Mortgage Loan and foreclosure on the Mortgaged Property (if an attorney is needed in that particular jurisdiction).  If the Mortgaged Property is acquired in an insolvency proceeding, it shall be acquired in the name of the party designated by the related Owner.

2.4.   Establishment of and Deposits to Custodial Account.  The Servicer shall segregate and hold all funds collected and received pursuant to Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled Franklin Credit Management Corporation, in trust for Vantium Capital Markets, L.P., and various Mortgagors - P & I.” The Custodial Account shall be established with a Qualified Depository and shall be evidenced by a certification in the form of Exhibit C-1 and any other evidence reasonably requested by the Owners to confirm the establishment of such account. Upon request of the Owners and within three (3) Business Days thereof, the Servicer shall provide the Owners with written confirmation of the existence of such Custodial Account. Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section 2.5.

Except as provided herein, the Servicer shall deposit in the Custodial Account within two (2) Business Days of the Servicer’s receipt, and retain therein, the following collections received by the Servicer after the Cut-off Date or received by the Servicer prior to the Cut-off Date but allocable to a period subsequent thereto:

(a)   all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

(b)   all payments on account of interest on the Mortgage Loans;

(c)   all Liquidation Proceeds;

(d)   all Insurance Proceeds (other than proceeds to be held in the Escrow Account in accordance with the related Mortgage Loan Documents and Applicable Requirements and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 2.14);

(e)   all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the related Mortgage Loan Documents and Applicable Requirements;

(f)   any amounts received with respect to or related to any REO Property and all REO Disposition Proceeds pursuant to Section 2.16;

(g)   any amounts required to be deposited by Servicer pursuant to Section 2.11 in connection with the deductible clause in any blanket hazard insurance policy;

(h)   any amounts received by Servicer under a PMI Policy; and

(i)   any other amount required to be deposited in the Custodial Account pursuant to this Agreement.

The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, notwithstanding the foregoing, the Servicer may net Servicing Advances, Expenses, Servicing Fees and Ancillary Income from funds collected and received on Mortgage Loans before any collections are deposited by the Servicer into the Custodial Account; provided that, Servicer shall only be entitled to retain Ancillary Income from payments representing Ancillary Income that the Servicer received from or on behalf of the Mortgagor.  For the avoidance of doubt and notwithstanding any provision to the contrary set forth in this Agreement, Servicer shall be entitled to receive Ancillary Income only from funds received from or on behalf of the Mortgagor which was in excess of the related Monthly Payment and/or the related prepayment charges.  The right to net funds for Servicing Advances, Expenses, Servicing

Fees and Ancillary Income is not restricted to or limited by funds collected or received in respect of the related Mortgage Loan. Additionally, any other benefit derived from the Custodial Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue to the Servicer.

2.5.   Permitted Withdrawals From Custodial Account.  The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

(a)   to make payments to the Owners in accordance with Section 3.1;

(b)   in the event the Servicer did not retain the Servicing Fee prior to the depositing funds in the Custodial Account, to pay itself the related Servicing Fee;

(c)   to reimburse itself for any unreimbursed Servicing Advances or Expenses or Ancillary Income not retained prior to depositing funds in the Custodial Account or that are otherwise reimbursable to the Servicer pursuant to this Agreement;

(d)   to pay itself interest or other Float Benefit on funds deposited in the Custodial Account;

(e)   [reserved];

(f)   to pay any amount required to be paid pursuant to Section 2.16 related to any REO Property;

(g)   [reserved];

(h)   to remove funds inadvertently placed in the Custodial Account by the Servicer;

(i)   to clear and terminate the Custodial Account upon the termination of this Agreement.

On each Remittance Date, the Servicer shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 3.1, the Servicer is not obligated to remit on such Remittance Date.  The Servicer may apply such withdrawn funds for any of the purposes described in this Section 2.5.  If on any Remittance Date the amounts on deposit in the Custodial Account are insufficient to cover payment or reimbursement to the Servicer of any Servicing Advances or Expenses, the Owners shall reimburse the Servicer for any such amounts within a reasonable time period after receipt by the Owners of an invoice in accordance with Section 2.24.2.

2.6.   Establishment of and Deposits to Escrow Account.  The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, “Franklin Credit Management Corporation, in trust for Vantium Capital Markets, L.P., and various Mortgagors - T & I.” The Escrow Accounts shall be established with a Qualified Depository and shall be evidenced by a certification in the form of Exhibit C-2 and any other evidence reasonably requested by the Owners to confirm the establishment of such account. Upon request of the Owners and within three (3) Business Days thereof, the Servicer shall provide the Owners with written confirmation of the existence of such Escrow Account. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 2.7.

The Servicer shall deposit in the Escrow Account or Accounts within two (2) Business Days of the Servicer’s receipt, and retain therein:

(a)   all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement;

(b)   all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property; and

(c)   all payments on account of Buydown Funds.

The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 2.7. The Servicer shall be entitled to retain any interest or other Float Benefits paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by Applicable Requirements to be paid to the Mortgagor. Additionally, any other benefit derived from the Escrow Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue to the Servicer. To the extent required by Applicable Requirements, the Servicer shall pay interest on escrowed funds to the Mortgagor (without reimbursement thereof to the extent that as of the applicable Determination Date interest earned from funds deposited in the Escrow Account, on an aggregate basis, would otherwise be available to pay such amount) notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

2.7.   Permitted Withdrawals From Escrow Account.  Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

(a)   to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, flood insurance premiums (if applicable), condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

(b)   to reimburse the Servicer for any unreimbursed Servicing Advances or Expenses made by the Servicer pursuant to Section 2.8;

(c)   to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

(d)   for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

(e)   for application to the restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 2.14;

(f)   to pay to the Servicer, or any Mortgagor to the extent required by Applicable Requirements, any interest or other Float Benefit paid on the funds deposited in the Escrow Account;

(g)   to remove funds inadvertently placed in the Escrow Account by the Servicer;

(h)   to remit to the Owners payments on account of Buydown Funds as applicable; and

(i)   to clear and terminate the Escrow Account on the termination of this Agreement.

2.8.   Payment of Taxes, Insurance and Other Charges.  With respect to each Mortgage Loan that provides for Escrow Payments and with respect to each REO Property, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property or REO Property and the status of PMI Policy premiums, flood insurance premiums (if applicable), and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) (“Property Charges”) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose (i) with respect to the related Mortgage Loans, deposits of the Mortgagor in the Escrow Account which shall have been estimated by Servicer in amounts sufficient for such purposes or (ii) with respect to the related REO Properties, Servicing Advances.  Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments. Any Servicing Advances or Expenses to effect payments of such charges are reimbursable in accordance with the terms of this Agreement.

To the extent that a Mortgage Loan does not provide for Escrow Payments, Servicer shall make a Servicing Advance from its own funds to effect payment of all Property Charges upon receipt of notice of any failure to pay on the part of the Mortgagor, or at such other time as Servicer determines to be in the best interest of the applicable Owner unless Servicer reasonably believes that an advance pursuant to this or any other section will be a Nonrecoverable Advance, provided that, in any event Servicer shall pay such charges on or before the earlier of (i) any date by which payment is necessary to preserve the lien status of the Mortgage or (ii) the date by which is the earlier of (A) ninety (90) days after the date on which such charges first became due and (B) payment is required in order to avoid the accrual of penalties or fees with respect to non-payment of such Property Charges.  Servicer shall pay any late fee or penalty which is payable due to any delay in payment of any Property Charge, without reimbursement, caused by Servicer’s action or inaction.

If the Escrow Payment would constitute a Nonrecoverable Advance, Servicer will not, unless otherwise directed by the related Owner, be obligated to make such advance.  The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer’s Certificate delivered to the applicable Owner on the next distribution report provided by the Servicer.

2.9.   Protection of Accounts.  Upon the Owners prior written consent, the Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository.

2.10.   Maintenance of Hazard Insurance.  The Servicer shall cause to be maintained for each Mortgaged Property and/or REO Property hazard insurance such that all buildings upon each Mortgaged Property and/or REO Property are insured by a generally acceptable Insurer acceptable to mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property and/or REO Property is located, in an amount which is at least equal to the lesser of (i) the replacement value of the improvements securing such Mortgaged Property and/or REO Property and (ii) the greater of (a) the outstanding principal balance of the Mortgaged Property and/or REO Property and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.  If the Mortgagor fails to maintain hazard insurance, Servicer shall, if the Mortgaged Property and/or REO Property is occupied, advance an amount sufficient to maintain the existing Mortgagor’s policy, which such advance shall be deemed a Servicing Advance.  If such policy cannot be maintained, Servicer shall obtain such coverage, and the costs and expenses Servicer incurs for coverage shall be deemed a Servicing Advance.

If the related Mortgaged Property and/or REO Property is located in an area identified by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), the Servicer shall cause to be maintained for such Mortgaged Property and/or REO Property a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration in effect in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis; (ii) the unpaid balance of the related Mortgage; and (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. The cost of any flood insurance purchased by the Servicer pursuant to the foregoing shall be reimbursable as a Servicing Advance in accordance with the terms of this Agreement.

If at any time during the term of the Mortgage Loan the Servicer determines in accordance with Applicable Requirements that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, Servicer shall, advance an amount sufficient to maintain the existing Mortgagor’s policy and notify the related

Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the such flood insurance coverage within forty-five (45) days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor’s behalf.  The costs and expenses Servicer incurs for such flood insurance coverage shall be a Servicing Advance.

In the event that the Servicer shall determine that a Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Servicer shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor’s attention the desirability of protection of the Mortgaged Property.

If a Mortgage Loan is secured by a unit in a condominium project, Servicer shall use commercially reasonable efforts to attempt to verify if the insurance coverage required of the owner’s association, including hazard, flood, liability, and fidelity coverage is adequate under Accepted Servicing Practices, in an attempt to secure from the owner’s association its agreement to notify Servicer promptly of any material change in insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.  The Servicer shall promptly notify the Owners in the event of any such material change or cancellation or in the event that the Servicer is unable to verify the adequacy of the insurance coverage.

All policies required hereunder shall name the Servicer as loss payee and shall be endorsed with standard or New York mortgagee clauses, without contribution, which shall provide for at least thirty (30) days’ prior written notice to Servicer of any cancellation, reduction in amount or material change in coverage.

Pursuant to Section 2.4, any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Applicable Requirements as specified in Section 2.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.5.

Notwithstanding the foregoing, the Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either his or her insurance carrier or agent, provided, however, that Servicer shall not accept any such insurance policies from insurance companies unless such companies are generally acceptable to mortgage lending institutions.  Servicer shall determine that such policies insure the property owner and that they properly describe the property address.  Servicer shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

2.11.   Maintenance of Mortgage Impairment Insurance.  In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire, flood and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 2.10 and otherwise complies with all other requirements of Section 2.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 2.10. The Servicer shall prepare and make any claims on the blanket policy as deemed necessary by the Servicer in accordance with Accepted Servicing Practices. Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.5.  Such blanket policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property, a policy complying with Section 2.11, and there shall have been a loss which would have been covered by such policy, Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from Servicer’s funds, without reimbursement therefor.  Upon request of the Owners, Servicer shall cause to be delivered to the Owners a certificate of insurance for such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty (30) days’ prior written notice to the related Owner.

2.12.   Maintenance of Fidelity Bond and Errors and Omissions Insurance.  The Servicer shall maintain with responsible companies, at its own expense without reimbursement thereof, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all of its officers, employees or other persons acting in any capacity on behalf of the Servicer requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans (the “Servicer Employees”).  Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of the Servicer Employees.  Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 2.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and Errors and Omissions Insurance Policy shall be at least equal to the amounts generally acceptable to mortgage lending institutions. Upon the execution of this Agreement and any other time upon the request of the Owners, the Servicer shall cause to be delivered to the Owners a certificate of insurance for such Fidelity Bond and Errors and Omissions Insurance Policy and shall request a statement from the surety and the insurer that such Fidelity Bond and Errors and Omissions Insurance Policy shall in no event be terminated or materially modified without thirty (30) days’ prior written notice to the Owners.

2.13.   Inspections.  The Servicer shall be responsible for further safeguarding the related Owner’s interest in the REO Property (or Mortgaged Property with respect to a Non-Performing Loan) by inspecting each REO Property (or Mortgaged Property with respect to a Non-Performing Loan) as often as deemed necessary by the Servicer to assure itself that the value of the REO Property (or Mortgaged Property with respect to a Non-Performing Loan) is being preserved, which costs and expenses shall be deemed a Servicing Advance; provided that the Servicer shall inspect the REO Property (or Mortgaged Property with respect to a Non-Performing Loan) within five (5) days of such property becoming an REO Property (or such Mortgage Loan becoming a Non-Performing Loan) and shall conduct subsequent inspections approximately every thirty (30) days, but no more than thirty-five (35) days after the prior inspection, to assure itself that the value of the REO Property or Mortgaged Property, as applicable is being preserved in accordance with Applicable Requirements.  The Servicer shall maintain appropriate records of each such inspection. The Servicer shall provide a monthly electronic report that references each such inspection and provide such report to the related Owner or Owner’s designee.

2.14.   Restoration of Mortgaged Property.  Solely with respect to any Mortgage Loan which is less than 30 days Delinquent, the Servicer need not obtain the approval of the related Owner prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Applicable Requirements. For claims greater than $5,000, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

(a)   the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

(b)   the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics’ and materialmen’s liens;

(c)   the Servicer shall verify that the Mortgage Loan is not in default; and

(d)   pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

Notwithstanding the foregoing, with respect to any Mortgage Loan which is greater than 30 days Delinquent or any REO Property, the Servicer shall not release any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property without the prior written consent of the applicable Owner.

If the related Owner is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the related Owner.

2.15.   Maintenance of PMI Policy; Claims.  The Servicer shall maintain or cause the Mortgagor to maintain in full force and effect, with respect to each Mortgage Loan with an existing PMI Policy on the Effective Date, a PMI Policy insuring the portion over 78% until terminated pursuant to the Home Owners Protection Act of 1998, 12 U.S.C. § 4901, et seq. (if applicable) or the terms of the related PMI Policy.  In the event that such PMI Policy shall be terminated other than as required by Applicable Requirements or the terms of the PMI Policy, the Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy. If the insurer shall cease to be a Qualified Insurer, the Servicer shall determine whether recoveries under the PMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Servicer shall in no event have any responsibility or liability for any failure to recover under the PMI Policy for such reason.  If the Servicer determines that recoveries are so jeopardized, it shall notify the Owners and the Mortgagor, if required, and make commercially reasonable efforts obtain from another Qualified Insurer a replacement insurance policy at substantially the same fee level, to the extent commercially available; provided, however, that the Servicer shall promptly notify the Owners in the event the Servicer is unable to obtain such replacement insurance policy. The Servicer shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 4.1, the Servicer shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement PMI Policy as provided above subject to reimbursement as a Servicing Advance in accordance with the terms of this Agreement.

With respect to each Mortgage Loan covered by a PMI Policy, Servicer shall take all such actions on behalf of the applicable Owner as are necessary to service, maintain and administer the related Mortgage Loan in accordance with such policy and to enforce the applicable Owner’s rights under such policy.  Except as expressly set forth herein, Servicer shall have full authority on behalf of the applicable Owner to act in accordance with the Applicable Requirements in connection with the servicing, maintenance and administration of such policy; provided that Servicer shall not take any action to permit any modification or assumption of a Mortgage Loan covered by a PMI Policy, or take any other action with respect to such Mortgage Loan, which would result in non-coverage under such policy of any loss which, but for actions of any Servicer, would have been covered thereunder.  If the Qualified Insurer fails to pay a claim in whole or in part under a PMI Policy as a result of a breach by Servicer of its obligations hereunder or under such policy, Servicer shall be required to deposit in the Custodial Account on or prior to the next succeeding Remittance Date an amount equal to such unpaid claim from its own funds without any rights to reimbursement from Owners.  Servicer shall cooperate with the Insurers and shall furnish all reasonable evidence and information in the possession of Servicer to which Servicer has access with respect to the related Mortgage Loan.

In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Owners, claims to the Insurer under any PMI Policy in a timely fashion in accordance with the terms of such PMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy respecting a defaulted Mortgage Loan. Pursuant to Section 2.4, any amounts collected by the Servicer under any PMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 2.5.

2.16.   Title, Management and Disposition of REO Property.  In the event that title to any Mortgaged Property is acquired in foreclosure, by deed in lieu of foreclosure or otherwise (including by purchase), the deed or certificate of sale shall be taken in the name of VCMR, or, at the direction of the related Owner, the deed or certificate of sale shall be taken in the name of a nominee for the related Owner. The Person or Persons holding such title other than the related Owner shall acknowledge in writing that such title is being held as nominee for the related Owner.

In accordance with an REO marketing plan approved by the Owners, the Servicer shall manage, conserve, protect and operate each REO Property for the related Owner solely for the purpose of maximizing the net present value of proceeds recoverable by the applicable Owner. The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected in accordance with Section 2.13.  The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than three years, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the reasonable interest of the related Owner.

The Servicer shall use commercially reasonable efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (i) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Servicer determines, and gives notice to the related Owner to such effect, that a longer period is necessary for the orderly liquidation of such REO Property or that to maximize recovery the REO Property should be rented.  The Servicer shall report monthly to the Owners as to the progress being made in selling each REO Property in accordance with Section 2.17.

The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the related Owner; provided that the Servicer has received the prior written consent of the related Owner with respect to each disposition thereof. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter, the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related unreimbursed Servicing Advances, Expenses and unpaid Servicing Fees. On the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received, the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Owners, net of any Ancillary Income or unreimbursed Servicing Fees, Expenses or Servicing Advances.

The Servicer shall withdraw from the Custodial Account funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 2.10. Such advances shall be considered a Servicing Advance.  Notwithstanding the foregoing, in the event any such cost exceeds $5,000 before making any such advance the Servicer shall obtain the related Owner’s prior written approval.

2.17.   REO Reports.  Together with the statement furnished pursuant to Section 3.2, the Servicer shall furnish to the Owners on or before the Remittance Date of each month a statement with respect to any REO Property, which statement shall cover the operation of such

REO Property for the previous month and the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Owners or their designee shall reasonably request.

2.18.   Liquidation Reports.  Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by VCMR pursuant to a deed in lieu of foreclosure, the Servicer shall submit to the Owners a liquidation report with respect to such Mortgaged Property.

2.19.   Reports of Foreclosures and Abandonments of Mortgaged Property.  Following the foreclosure sale or abandonment of any Mortgaged Property or REO Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code. The Servicer shall file information reports with respect to the receipt of mortgage interest received in a trade or business and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by the Code.

2.20.   Application of Buydown Funds.  If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the Mortgaged Property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Servicer or the insurer under any related PMI Policy) the Servicer shall, on the Remittance Date following the date upon which Liquidation Proceeds or REO Disposition Proceeds are received with respect to any such Buydown Mortgage Loan, distribute to the Owners all remaining Buydown Funds for such Mortgage Loan then remaining in the Escrow Account. Pursuant to the terms of each Buydown Agreement, any amounts distributed to the Owners in accordance with the preceding sentence will be applied to reduce the outstanding principal balance of the related Buydown Mortgage Loan. If a Mortgagor on a Buydown Mortgage Loan prepays such Mortgage Loan in its entirety during the related Buydown Period, the Servicer shall be required to withdraw from the Escrow Account any Buydown Funds remaining in the Escrow Account with respect to such Buydown Mortgage Loan in accordance with the related Buydown Agreement. If a principal prepayment by a Mortgagor on a Buydown Mortgage Loan during the related Buydown Period, together with any Buydown Funds then remaining in the Escrow Account related to such Buydown Mortgage Loan, would result in a principal prepayment of the entire unpaid principal balance of the Buydown Mortgage Loan, the Servicer shall distribute to the Owners on the Remittance Date occurring in the month immediately succeeding the month in which such Principal Prepayment is received, all Buydown Funds related to such Mortgage Loan so remaining in the Escrow Account, together with any amounts required to be deposited into the Custodial Account.

2.21.   Notification of Adjustments.  With respect to each adjustable rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related Adjustment Date and shall adjust the Monthly Payment on the related mortgage payment adjustment date, if applicable, in compliance with the requirements of Applicable Requirements. The Servicer shall execute and deliver any and all necessary notices required under Applicable Requirements regarding the Mortgage Interest Rate and Monthly Payment adjustments. Servicer shall promptly, upon written request therefor, deliver to the Owners such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments.  Upon the discovery by Servicer or the receipt of notice from the Owners that Servicer has failed to adjust a Mortgage Interest Rate or Monthly Payment in accordance with the terms of Applicable Requirements, Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused thereby.

2.22.   Reserved.

2.23.   Privacy.

2.23.1.   Except in accordance with this Section 2.23, the Servicer shall not disclose any Customer Information to any Person, including, but not limited to, any of the Servicer’s employees, agents, or contractors, or any third party not affiliated with the Servicer. The Servicer shall disclose such Customer Information only to the extent permitted by, or necessary to carry out the Servicer’s express obligations and rights under, this Agreement or under Applicable Requirements and for no other purpose.  Servicer shall ensure that each vendor or other Person to which the Servicer intends to disclose Customer Information shall, prior to any such disclosure of information; agree to: (i) keep confidential any such Customer Information in accordance with the terms of this Agreement; and (ii) use or disclose such Customer Information only to the extent necessary to carry out the Servicer’s  express obligations and rights under this Agreement.

2.23.2.   Without limiting the scope of the above, the Servicer shall use at least the same physical and other security measures to protect all Customer Information in the Servicer’s possession or control as the Servicer uses for its own confidential and proprietary information of a similar nature.   The Servicer shall at all times have in place information security programs that (i) ensure the security and confidentiality of the trademarks, trade secrets, know-how, business methods and practices, internal procedures and other intellectual property and confidential information of the Owners and Customer Information (collectively, the “Protected Information”), (ii) protect against any anticipated threats or hazards to the security or integrity of Protected Information, (iii) protect against unauthorized access to or use of Protected Information that could result in substantial harm or inconvenience to any Person, and (iv) ensure the proper disposal of Protected Information.  Any failure by the Servicer to comply with the requirements set forth in this paragraph as they relate to the Mortgage Loans hereunder shall constitute a security breach (“Security Breach”).  In the event of any Security Breach, the Servicer shall (i) provide written notice of the same to the Owners, and (ii) provide the Owners with all information that is relevant to the Security Breach.  In either case, the Servicer shall take all appropriate actions to protect against further Security Breaches, and to fully cooperate with the Owners and all governmental authorities with respect to compliance with all requirements of Applicable Requirements relating to Security Breaches.

2.24.   Losses and Expenses.

2.24.1.   The related Owner shall remain responsible, as between such Owner and the Servicer, for losses related to the related Owner’s investment in the Mortgage Loans.  Losses of the type referred to above for which the related Owner shall remain responsible include, but are not limited to: credit losses, special hazard insurance premiums, losses in connection with the final sale price of a REO Property or foreclosure sale, losses on Mortgage Loans in default or in bankruptcy, and losses in connection with the Soldiers and Sailors Civil Relief Act (and any successor to such Act); provided that Servicer shall be liable for any losses resulting or arising from failure of Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement.

2.24.2.   In the event withdrawals from the Custodial or Escrow Accounts are insufficient to reimburse the Servicer pursuant to this Agreement the related Owner shall promptly upon receipt of an invoice with proper documentation and evidence of amounts owed reimburse the Servicer for Servicing Advances and the following expenses (“Expenses”): (i) any out-of-pocket expense the Servicer incurs with the prior approval of the Owners in connection with its servicing and administrative obligations set forth in this Agreement to the extent such expense is not ordinary to the servicing function (but not including salaries, rent and other general operating expenses of the Servicer normally classified as overhead); (ii) [reserved]; and (iii) expenses mutually agreed upon and incurred in connection with the performance by the Servicer at the request of the Owners of any activity that is not specifically required to be performed by the Servicer under this Agreement and is not reasonably ancillary to any specific requirements of the Owners under this Agreement. Except as otherwise expressly provided in this Agreement, each party shall pay its own expenses incurred in connection with the preparation of and performance under this Agreement, including its own legal fees and expenses of preparing and delivering the notices, documents, reports, accountings and any other information required of it hereunder.

2.24.3.   [reserved].

2.24.4. (a)       The Owners shall be solely responsible for all guaranty fees, credit enhancement fees, custodial fees (and related shipping costs), trustee fees, and costs to record assignments.

(b)   Except as otherwise expressly set forth in this Agreement, the Servicer shall be solely responsible for the direct and indirect internal and administrative costs associated with its obligations as the Servicer of the Mortgage Loans hereunder, said costs to include but not be limited to: personnel, facilities; supplies; mailing and computer system expenses, regardless of whether the Servicer elects to contract with third party vendors to perform all or any portion of such internal and administrative functions.

2.24.5.  Except as otherwise provided in this Section, any Litigation related solely to a single Mortgage Loan (other than Litigation between or among the Owners or any of its affiliates, on the one hand, and the Servicer and any of its affiliates, on the other hand) including foreclosure, evictions, quiet title and bankruptcy filings, shall be managed by the Servicer working with local counsel selected by and working on behalf of the Owners. The costs and expenses of such Litigation shall be deemed a Servicing Advance and be subject to reimbursement pursuant to the terms of this Agreement. The Servicer shall not manage (on behalf of the Owners or any of its affiliates other than the Servicer) any class action claim in which the Owners or any of its affiliates (other than the Servicer) is a defendant or any Litigation based upon alleged actions or omissions of the Owners unless the Owners shall elect otherwise with respect to any particular Litigation(s) and the Servicer shall in its discretion agree to manage and administer such Litigation(s) on behalf of the Owners or any of its affiliates on price and other terms acceptable to the Servicer, which shall be set forth in a separate writing between the parties.  The Servicer shall cooperate in obtaining or making available information or documents respecting Mortgage Loans involved in Litigation as may be reasonably required by the Owners or its counsel. The Owners shall reimburse the Servicer for any reasonable and necessary out-of-pocket costs that the Servicer incurs in connection with any Litigation described in this Section 2.24.5 (other than Litigation between or among the Owners or its affiliates, on the one hand, and the Servicer or its affiliates, on the other hand).

2.25.   Credit Reporting.

For each Mortgage Loan, Servicer shall accurately and fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to each of the following credit repositories:  Equifax Credit Information Services, Inc., Trans Union, LLC and Experian Information Solution, Inc., on a monthly basis.

2.26.   Superior Liens.

If Servicer is notified that any holder of a superior lien has accelerated or intends to accelerate the obligations secured by the superior lien, or has declared or intends to declare a default under the Mortgage or the Mortgage Note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, Servicer shall take, on behalf of the applicable Owner, whatever actions reasonably requested by such Owner as are necessary to protect the interests of the applicable Owner in accordance with Applicable Requirements; provided that Servicer shall obtain the prior written approval of the applicable Owner prior to a subordination or takeout of any superior lien.  Servicer shall not be required to make a Servicing Advance except to the extent that the applicable Owner has provided its prior written consent and the Servicer determines in its reasonable good faith judgment that such advance would be recoverable from Liquidation Proceeds on the related Mortgage Loan and in no event in an amount that is greater than then outstanding principal balance of the related Mortgage Loan.  The Servicer shall thereafter take such reasonable action as is necessary to recover the amount so advanced.

With respect to any Mortgage Loans that are second liens on the related Mortgaged Properties, the Servicer shall provide notice to the applicable first lienholder to the extent the Servicer has knowledge or is notified that a first lien mortgage loan has delinquent taxes or insurance.

2.27.   MERS Membership.

If Servicer’s membership in MERS is terminated by MERS for any reason, Servicer shall, within thirty (30) days of the effective date of such termination and with the Owners’ consent, deliver to the recording office Assignments of Mortgage from MERS to the applicable Owner or its designee at Servicer’s cost and expense, without reimbursement therefor.

In connection with the assignment of any Mortgage Loan for which MERS is designated as the mortgagee of record, the Servicer agrees that it will cause, at the Seller’s expense, the MERS mortgage electronic registry system (as more particularly described in the MERS Procedures Manual) (the “MERS System”) to indicate that such Mortgage Loans have been assigned to the related Owner by including in such computer files the information required by the MERS System to identify such Owner as “investor” under the MERS System.

ARTICLE III

PAYMENTS TO OWNER

3.1.   Remittances.  On each Remittance Date, the Servicer shall remit by wire transfer of immediately available funds to the Owners:  (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 2.5).

3.2.   Statements to the Owners.  Not later than the Remittance Date, the Servicer shall furnish to the Owners a monthly remittance statement, with a trial balance report attached thereto containing such information and reports reasonably acceptable to the Owners, as to the preceding remittance and the period ending on the last day of the preceding month.

Servicer shall prepare and file any and all necessary 1098 and 1099 tax reports with Mortgagors, covering the period of Servicer’s servicing of the related Mortgage Loans.  In addition, Servicer shall provide the applicable Owner with such information from the Servicing Files as the applicable Owner shall reasonably request to prepare any tax returns, and any other federal, state or local tax or information returns or reports that are required to be so filed by the applicable Owner.

Upon advance notice which is reasonable given the related circumstances, the Servicer agrees to allow access, during normal business hours and in a manner so as to not interfere with its normal business operations, to knowledgeable financial, accounting and servicing officers of the Servicer for the purpose of answering questions asked by the Owners regarding recent developments affecting the Servicer or servicing practices or the financial statements of the Servicer.

The Servicer shall file information reports with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosure and abandonment of any Mortgaged Property or REO Property and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

3.3.   Monthly Advances by the Servicer.  In no event shall the Servicer advance Delinquent monthly payments to the Owners.  In no event shall the Servicer make any Servicing Advance that it deems to be a Nonrecoverable Advance unless otherwise directed by the related Owner.  In addition, the Servicer shall cease making Servicing Advances with respect any Mortgage Loan or REO Property identified by such Owner in the event that the related Owner so directs the Servicer.

ARTICLE IV

GENERAL SERVICING PROCEDURES

4.1.   Transfers of Mortgaged Property.  The Servicer shall use commercially reasonable efforts to enforce any “due-on-sale” provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause applicable thereto, provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy, if any.

If the Servicer reasonably believes (a) enforcement is not in the best interest of the applicable Owner or (b) it is unable under Applicable Requirements to enforce such “due-on-sale” clause, the Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under Applicable Requirements to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the owner of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the owner of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. If an assumption fee is collected by the Servicer for entering into an assumption agreement, the fee will be retained by the Servicer as additional servicing compensation; provided that any such fee collected by the Seller for entering into an assumption or substitution of liability agreement in excess of 1% of the outstanding principal balance of the Mortgage Loan shall be deposited in the Custodial  Account for the benefit of the related Owner. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan, the outstanding principal amount of the Mortgage Loan nor any other materials terms shall be changed without the related Owner’s consent.

To the extent that any Mortgage Loan is assumable under the terms of the Mortgage Note, the Servicer shall inquire diligently into the credit worthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit worthiness of the proposed transferee does not meet such underwriting criteria, the Servicer shall diligently, to the extent permitted by the Mortgage or the Mortgage Note and by Applicable Requirements, accelerate the maturity of the Mortgage Loan.  The Servicer shall notify the related Owner of any assumption requests.

4.2.   Satisfaction of Mortgages and Release of Mortgage Files.  Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall notify the related Owner in the monthly remittance statement as provided in Section 3.2, and may request the release of any Mortgage Loan Documents.  Servicer shall cause a satisfaction of mortgage to be prepared and recorded, if required by Applicable Requirements, within the time frame so prescribed.  In the event Servicer fails to do so and such failure is due to the action or inaction of the Servicer or its agent, Servicer shall be responsible for any and all penalties, fines, and damages arising out of or based upon such failure.

If Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should Servicer otherwise prejudice any rights any Owner may have under the mortgage instruments, Servicer shall promptly deposit into the Custodial Account the entire outstanding principal balance of the related Mortgage Loan, plus all accrued interest on such Mortgage Loan as of such satisfaction and release.  The Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 2.12 insuring the Servicer against losses it may sustain with respect to Mortgage Loans not satisfied in accordance with the procedures set forth herein.

4.3.   Servicing Compensation.  As compensation for its services hereunder, the Servicer shall be entitled to the fees specified in the Servicing Fee Schedule detailed on Exhibit D to this Agreement.  Such fees shall be payable monthly by Servicer’s debit of such fees from the Custodial Account. Notwithstanding anything in this Agreement to the contrary, if the Servicer is unable to withdraw the full amount of the Servicing Fee from the Custodial Account in any month, then the outstanding amount of the Servicing Fee due to the Servicer shall be due and payable by the related Owner to the Servicer in immediately available funds and the related Owner shall pay the Servicer such outstanding amount within twenty (20) Business Days of presentation of an invoice therefor. All servicing compensation shall be payable monthly, in arrears, and all servicing compensation shall be fully earned if the Mortgage Loan is serviced for any portion of the month and shall not be prorated on a per diem basis.

Additional servicing compensation in the form of Ancillary Income shall be retained by the Servicer. Except as specifically provided for herein, the Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (other than Servicing Advances or Expenses) and shall not be entitled to reimbursement thereof.

If a Mortgage Loan transitions into a different category for purposes of the Servicing Fee during a month, the Servicing Fee will be based on the status of the Mortgage Loan at the end of such month (based on the MBA Methodology) (or the end of the prior month if the Mortgage Loan is liquidated, paid in full, or transferred out during the month).  Notwithstanding anything set forth to the contrary in this Agreement, the parties hereby acknowledge and agree that, delinquency status with respect to determining the Servicer’s compensation and Servicing Fee hereunder shall be determined using the MBA Methodology.

                      4.4           Annual Independent Public Accountants’ Servicing Report.  On or before March 31st of each year beginning March 31, 2011, the Servicer, at the expense of the Servicer without reimbursement, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Owners to the effect that such firm has examined certain documents and records relating to the servicing of the mortgage loans similar in nature and that such firm is of the opinion that the Servicer’s management’s assertion that Servicer has complied with the minimum servicing standards identified in the Uniform Single Attestation Program for Mortgage Bankers is fairly stated for the year ended in all material respects except for exceptions as shall be set forth in such statement. By providing the Owners a copy of a Uniform Single Attestation Program Report from their independent public accountant’s on an annual basis, the Servicer shall be considered to have fulfilled any obligations under this Section 4.4.

Servicer shall deliver to the Owners, on or before March 31st, each year beginning March 31, 2011, an Officer’s Certificate, stating that (i) a review of the activities of Servicer during the preceding calendar year and of performance under this Agreement or similar agreements has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by Servicer to cure such default.

                      4.5           Right to Examine Servicer Records.  Each Owner, or its designee, shall have the right to examine and audit any and all of the books, records, or other information of the Servicer, whether held by the Servicer or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during regular advance notice which is reasonable given the related circumstances, . The related Owner shall pay all of its or its designees’ costs and expenses associated with such examination.

To the extent permitted by law, Servicer shall promptly advise the Owners of any audit, investigation or review of its servicing practices, procedures or operations by any third party agency, Person or entity as it relates to the Mortgage Loans or any Mortgage Loan and which may have an adverse affect on the Mortgage Loans, in the aggregate, or on Servicer’s ability to perform under the provisions of this Agreement.  Servicer agrees to provide the Owners with a copy of any and all reports, documents, findings and other information, memoranda or correspondence relating to such audit, investigation or review as it pertains to Mortgage Loans as soon as reasonably possible but in any case within five (5) Business Days of Servicer’s receipt or generation of the same, to the extent permitted by law or the agreement under which the audit, investigation or review is performed.

The Servicer shall have an internal quality control program that shall include evaluating and monitoring the overall quality of the Servicer’s loan portfolio and the servicing activities of the Servicer.  The Servicer shall conduct quality control reviews of its servicing operations in accordance with the Servicer’s servicing practices, which shall be no less than what Servicer performs for itself or its Affiliates.  The Servicer shall provide to any Owner the results of such internal quality control program upon the Owners’ request.

                      4.6           Compliance with REMIC Provisions.  If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined Section 860(a)(2) of the Code and the tax on “contributions” to a REMIC set forth in Section 860(d) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

ARTICLE V

POSSESSION OF MORTGAGE FILES; BOOKS AND RECORDS; CUSTODIAL
AGREEMENT; DELIVERY OF DOCUMENTS; SERVICER TO COOPERATE

5.1.   Provision of Information.  During the term of this Agreement, the Servicer shall furnish the Owners with the reports listed on Exhibit E to this Agreement.  Copies or originals of any documents contained in the Servicing File for each Mortgage Loan as well as all special reports or information not provided for herein as shall be necessary, reasonable, and appropriate with respect to the Owners or any regulatory agency and will be provided at the related Owner’s expense. All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and directions which the Owners may give to the Servicer.

5.2.   Financial Statements; Servicing Facility.  In connection with marketing the Mortgage Loans, a Owner may make available to a prospective owner a Consolidated Statement of Operations of the Servicer for the most recently completed two fiscal years for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations to the extent any such statements have been prepared by or on behalf of the Servicer (and are available upon request to members or stockholders of the Servicer or to the public at large).

5.3.   Possession of Mortgage Files; Maintenance of Servicing Files.  The contents of each Mortgage File not delivered to the Custodian are and shall be held in trust by the Servicer for the benefit of the Owners as owner thereof. The Servicer shall maintain a Servicing File consisting of a copy of the contents of each Mortgage File and the originals of the documents in each Mortgage File not delivered to the Custodian. The Servicer shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Owners, unless such release is required as incidental to the Servicer’s servicing of the Mortgage Loans. All such costs associated with the release, transfer and re-delivery to the Servicer shall be the responsibility of the Owners.

5.4.   Books and Records; Transfers of Mortgage Loans.  Except as otherwise provided in this Agreement, all rights arising out of the Mortgage Loans, including, but not limited to, all funds received on or in connection with the Mortgage Loans, shall be received and held by the Servicer in trust for the benefit of the Owners as owner of the Mortgage Loans, and any record title to the related Mortgages that the Servicer may have or acquire shall be for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans.

The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the related Owner. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Servicer complies with document retention requirements in accordance with Applicable Requirements.

The Servicer shall maintain with respect to each Mortgage Loan and shall make available for inspection by the Owners or its designee the related Servicing File during the time the Owners retains ownership of a Mortgage Loan and thereafter in accordance with Applicable Requirements.

The Servicer shall make available to the related Owner on occasion, at no additional cost to any Owner, access (with access to any electronic data system to be on a read-only basis) to allow the Owners to monitor or otherwise manage their respective assets on-site at the Servicer’s offices during regular business hours upon advance notice which is reasonable given the related circumstances.  On a daily basis, the Servicer shall provide the related Owner with such data and reports to allow the Owners to monitor or otherwise manage their respective assets.  The Servicer shall use commercially reasonable efforts to provide the related Owner continuous read-only electronic access to allow the Owners to monitor or otherwise manage their respective assets remotely.  Such on-site access shall include a means for the Owners to view the status of its Mortgage Loans, a phone, printer and fax machine.

The Servicer shall keep at its servicing office, or such other location as the Servicer may designate from time to time, books and records in which, subject to such reasonable policies, procedures, rules and regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The related Owner may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans. The related Owner also shall advise the Servicer of the transfer. Upon receipt of notice of the transfer, the Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee and, unless the Servicer agrees otherwise, the Servicer shall not be responsible for servicing the transferred Mortgage Loan.

5.5.   Custodial Agreement; Delivery of Documents.  The related Owner has delivered and released, or caused to be delivered and released, to the Custodian those Mortgage Loan Documents as required by Exhibit B to this Agreement with respect to each Mortgage Loan.

The Custodian has certified its receipt of all such Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement, as evidenced by the trust receipt of the Custodian in the form annexed to the Custodial Agreement. The Owners will be responsible for the fees and expenses of the Custodian.

The Servicer shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 2.1 or 4.1 within one (1) week of their execution, provided, however, that the Servicer shall provide the Custodian with a certified true copy of any such document submitted for recordation within ten (10) days of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within ten (10) days following receipt of such document from the public recording office.

From time to time, the Servicer may have a need for Mortgage Loan Documents to be released by the Custodian. If the Servicer shall require any of the Mortgage Loan Documents, the Servicer shall notify the Custodian in writing of such request. The Owners shall cause the Custodian to release such documents, to the extent available, promptly upon request. To the extent that the Servicer obtains possession of any such document which is held by the Custodian, the Servicer agrees that it will act as the custodian and bailee and trustee of such documents for the benefit of the Owners during the term of this Agreement.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

6.1.   General Representations and Warranties of Servicer.  The Servicer hereby represents and warrants to the Owners, as of the Effective Date:

6.1.1.   Due Organization and Authority.  It is a corporation duly organized, validly existing and in good standing under the laws of the state of incorporation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by it, and in any event it is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement.  It has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith.  The execution, delivery and performance of this Agreement by it and the consummation of the transactions contemplated hereby have been duly authorized and approved by all necessary actions on its part.  This Agreement has been duly executed and delivered by it and constitutes legal, valid and binding obligations of it, enforceable against it in accordance with its terms;

6.1.2.   No Conflicts. Neither the execution and delivery of this Agreement, or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of its articles of incorporation or by-laws or other governing documents or any legal restriction or, except as has been waived prior to the applicable Effective Date, any material agreement or instrument to which it is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which it or its property is subject;

6.1.3.   No Litigation Pending. There is no action, suit, proceeding or investigation pending or to the best of its knowledge threatened against it which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of it, or in any material impairment of the right or ability of it to carry on its business substantially as now conducted, or in any material liability on the part of it, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of it to perform under the terms of this Agreement;

6.1.4.   No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by it of or compliance by it with this Agreement, or if required, such approval has been obtained prior to the applicable Effective Date; and

6.1.5.   Ability to Perform.  Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

6.1.6.   No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained therein not misleading; and

6.1.7.   MERS.  Servicer is a member of MERS in good standing.

6.2.   Section 6.02.  Remedies for Breach of Representations, Warranties and Covenants of Servicer.

It is understood and agreed that the representations and warranties set forth in Section 6.1 shall survive the engagement of Servicer to perform the servicing responsibilities as of the Effective Date hereunder and shall inure to the benefit of Owners.  Upon discovery by either Servicer or the applicable Owner of a breach of any of the foregoing representations and warranties set forth in Section 6.1 which materially and adversely affects the ability of Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Party discovering such breach shall give prompt written notice to the other.

Within sixty (60) days of the earlier of either discovery by or notice to Servicer of any breach of a representation or warranty set forth in Section 6.1 which materially and adversely affects the ability of Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Properties or the priority of the security interest on such Mortgage Loans or Mortgaged Properties, Servicer shall cure such breach in all material respects.  If such breach cannot be cured, such failure to cure shall be considered an Event of Default, and the related Owner may terminate this Agreement pursuant to Section 10.2.  The Servicer shall pay all Servicing Transfer Costs in connection therewith and no Owner shall be liable for any Termination Fee or any other deboarding fee in connection therewith.

Any cause of action against Servicer arising out of or based upon the breach of any representations and warranties made in Section 6.1 shall accrue upon (i) discovery of such breach by Servicer or notice thereof by an Owner to Servicer, (ii) failure by Servicer to cure such breach within the applicable cure period, and (iii) demand upon Servicer by an Owner for compliance with this Agreement.

6.3.   General Representations and Warranties of Owners.  Each Owner hereby represents and warrants to the Servicer that as of the Effective Date:

6.3.1.   Due Organization and Authority. It is a limited partnership duly organized, validly existing and in good standing under the laws of the state of incorporation and has all licenses necessary to operate its business.  It has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith.  The execution, delivery and performance of this Agreement by it and the consummation of the transactions contemplated hereby have been duly authorized and approved by all necessary actions on its part.  This Agreement has been duly executed and delivered by it and constitutes legal, valid and binding obligations of it, enforceable against it in accordance with its terms;

6.3.2.   No Conflicts. Neither the execution and delivery of this Agreement, or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of its articles of incorporation or by-laws or other governing documents or any legal restriction or, except as has been waived prior to the applicable Effective Date, any material agreement or instrument to which it is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which it or its property is subject;

6.3.3.   No Litigation Pending. There is no action, suit, proceeding or investigation pending or to the best of its knowledge threatened against it which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of it, or in any material impairment of the right or ability of it to carry on its business substantially as now conducted, or in any material liability on the part of it, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of it to perform under the terms of this Agreement; and

6.3.4.   No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by it of or compliance by it with this Agreement, or if required, such approval has been obtained prior to the applicable Effective Date.

ARTICLE VII

THE SERVICER

7.1.   Indemnification; Third Party Claims.

7.1.1.   The Servicer shall indemnify the Owners, its affiliates and their respective officers, directors, employees and agents (collectively, “Owner Indemnitees”) and hold each of the Owner Indemnitees harmless from and against any and all third party claims and

Damages that the Owners and the Owner Indemnitees may sustain to the extent resulting from or related to (i) a breach of Servicer’s representations, warranties and covenants set forth in this Agreement, (ii) the failure of Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement or (iii) any negligent, reckless or wrongfully intended action or omission of the Servicer.  The related Owner shall promptly notify the Servicer of any claim covered hereby; provided, however, that the Servicer shall not be relieved of its indemnification obligations hereunder due to the related Owner’s failure to give such notice except to the extent the Servicer has been prejudiced thereby.  In connection with the Servicer’s indemnification obligations hereunder, the Servicer may assume (with the prior written consent of the Owners and with counsel reasonably satisfactory to the Owners) the defense of any such claim and pay all reasonable expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any final judgment or decree which may be entered against the Owners or any other Owner Indemnitees in respect of such claim.  The related Owner promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except to the extent that such claim results from or arises out of the Servicer’s indemnification pursuant to this Section 7.1.1, the failure of the Servicer to service and administer the Mortgage Loans or REO Properties in strict compliance with the terms of this Agreement, or the negligence, bad faith or willful misconduct of the Servicer.  The Servicer agrees that it will not enter into any settlement of any such claim without the consent of the Owners (which consent shall be in the sole and absolute discretion the Owners) and such other Owner Indemnitees.

7.1.2.   The related Owner shall indemnify, defend and hold Servicer, its Affiliates and each of their respective officer, directors, members, managers, employees, agents, and representatives (collectively, the “Servicer Indemnitees”) harmless from any and all third-party claims and Damages incurred by or asserted against any of such individuals or entities arising out of or based upon (i) any breach of any representation, warranty or covenant made by such Owner in this Agreement or (ii) the Servicer’s compliance with the written instructions of the Owner to the extent such instructions are not in compliance with Applicable Requirements.

7.1.3.   The provisions of this Section 7.1 shall survive termination of this Agreement.

7.2.   Merger or Consolidation of the Servicer.  The Servicer shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

Any person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Furthermore, subject to Article IX, in the event the Servicer transfers or otherwise disposes of all or substantially all of its assets to an affiliate of the Servicer, such affiliate shall satisfy the condition above, and shall also be fully liable to the Owners for all of the Servicer’s obligations and liabilities hereunder.

7.3.   Limitation on Liability of the Servicer and Others.

(a)           Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Owners for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Servicer or any such Person against any breach of warranties or representations made herein, or failure to comply with the obligations of the Servicer under this Agreement.  The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on (a) each Owner’s written instructions that conflict with any terms of this Agreement and (b) any servicing document prima facie properly executed and submitted by an Owner respecting any matters arising hereunder.

(b)           EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

(c)           IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INCIDENTAL, SPECIAL, INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, REGARDLESS OF THE FORM OF THE CAUSE OF ACTION, WHETHER IN CONTRACT, STATUTE, TORT, INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE, OR OTHERWISE, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

7.4.   Limitation on Assignment by the Servicer.  The Owners have entered into this Agreement with the Servicer and subsequent owners will purchase the Mortgage Loans in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Servicer shall neither assign this Agreement nor the servicing responsibilities hereunder nor delegate its rights or duties hereunder or any portion hereof other than to a third party service provider or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Owners.

ARTICLE VIII

REMOVAL OF MORTGAGE LOANS FROM AGREEMENT

8.1.   Removal of Mortgage Loans from Inclusion Under this Agreement.  The Owners and the Servicer agree that with respect to some or all of the Mortgage Loans, the related Owner, at its sole option, may effect Whole Loan Transfers or Pass-Through Transfers. Subject to the Servicer’s consent and at fees acceptable to the Servicer, which shall be reflected and set forth in a term sheet (“Term Sheet”) between the parties, the related Owner may retain the Servicer as the servicer of such transferred Mortgage Loans or subservicer if a master servicer is employed, or as applicable, the “seller/servicer.” On the date of such Whole Loan Transfers or

Pass-Through Transfers, the Mortgage Loans transferred shall cease to be covered by this Agreement.

ARTICLE IX

DEFAULT

9.1.   Events of Default.  Each of the following shall constitute an Event of Default if any of the following events exist on the part of Servicer:

(a)   any failure by the Servicer to remit to the Owners any payment required to be made under the terms of this Agreement, which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to Servicer by the Owners; or

(b)   failure by Servicer to observe or perform any other of the material covenants or agreements on the part of Servicer set forth in this Agreement, which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer; or

(c)   a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of thirty (30) days; or

(d)   Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to Servicer or of or relating to all or substantially all of its property; or

(e)   Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three (3) Business Days; or

(f)   failure by the Servicer to maintain the material licenses to do business or service residential mortgage loans in any jurisdiction where the Mortgaged Property is located, but only to the extent such non-qualification materially and adversely affects the Servicer’s ability to perform its obligations hereunder and such failure continues unremedied for a period of sixty (60) days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer; provided, that if the Servicer shall have promptly commenced and been diligently pursuing a cure; or remedy for such breach, but the breach shall have remained uncured after expiration of the sixty (60) day period, the Owners may, in their sole discretion, extend such sixty (60) day period for a reasonable period of time to allow for cure or remedy of the breach, but in no event shall such failure continue unremedied for a period of more than ninety (90) days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer; or

(g)   the net worth of Servicer shall be less than $2,500,000; or

(h)   any representation or warranty made by the Servicer shall prove to be untrue or incomplete in any material respect and continues unremedied pursuant to Section 6.2 for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the related Owner; or

(i)   the Servicer’s membership in MERS is terminated by MERS for any reason; or

(j)   except in accordance with this Agreement, Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its rights or duties hereunder or any portion hereof (to a party other than a third party service provider) or sell or otherwise dispose of all or substantially all of its property or assets; or

(k)   failure by the Servicer to duly perform, within the required time period, its obligations under Section 4.4 which failure continues unremedied for a period of ten (10) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by an Owner; or

(l)   Fitch, Moody’s and S&P or their successors lowers the Servicer’s servicer ranking by one (1) full category anytime after the date of this Agreement; or

(m)   any governmental authority or any Person, agency or entity acting or purporting to act under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the property or assets of Servicer or any of Servicer’s affiliates, or shall have taken any action to displace the management of Servicer or any of Servicer’s affiliates or to curtail its authority in the conduct of the business of Servicer or any of Servicer’s affiliates, or takes any action in the nature of enforcement to remove, limit or restrict the approval of Servicer or any of Servicer’s affiliates as an issuer, buyer or a servicer of Mortgage Loans or securities backed thereby; or

(n)   a Change in Control of the Servicer or a material change in the management of the Servicer shall have occurred which has not been approved (which approval shall not be unreasonably withheld) by the Owners;

(o)   the Owners shall have reasonably determined, in good faith, that a Material Adverse Effect shall have occurred; or

(p)   the Servicer’s audited annual financial statements or the notes thereto or other opinions or conclusions stated therein shall be qualified or limited by reference to the status of the Servicer as a “going concern” or a reference of similar import or shall indicate that the Servicer has a negative net worth or is insolvent; or

(q)   the Servicer fails to continue to have the independent status or servicing facilities, plant, systems, records, procedures, integrity, reputation or financial standing generally acceptable to lending institutions that it had on the Effective Date; or

(r)   the Servicer’s disaster recovery plan fails to meet the standards set forth in Section 11.11.

9.2.   Waiver of Defaults.  By a written notice, the Owners may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE X

TERMINATION

10.1.   Termination.  This Agreement shall terminate upon the earliest of:  (i) the later of (a) the distribution of the final payment or liquidation proceeds on the last Mortgage Loan to Owners, and (b) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder; (ii) mutual consent of the Servicer and the Owners in writing; or (iii) termination of this Agreement pursuant to Section 10.2 or Section 10.3. The termination of this Agreement pursuant to this Article X shall not release either party from liability for its own misrepresentation or for any breach by it of any covenant, agreement or warranty herein prior to such termination.

10.2.   Termination With Cause.  So long as an Event of Default shall have occurred and shall not have been remedied, the Owners, by notice in writing to the Servicer, may, in addition to whatever rights such party may have at law or equity to damages, including injunctive relief and specific performance, terminate this Agreement.  Upon receipt by Servicer of such written notice, all authority and power of Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in a successor servicer appointed by the Owners.  Servicer shall prepare, execute and deliver to the successor servicer designated by the related Owner, any and all documents and other instruments reasonably necessary, place in such successor’s possession all Servicing Files, and, in a timely manner, do or cause to be done all other acts or things necessary and appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Mortgage Loans and related documents to the successor servicer, at the  Servicer’s sole expense.  Servicer shall, in a timely manner, reasonably cooperate with the related Owner and such successor in effecting the termination of the servicing responsibilities hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans and to provide supporting documentation for all advances if requested by the related Owner.  In the event that the Servicer is terminated as a result of an Event of Default, the Servicer shall not be entitled to any Termination Fee or any other deboarding fee with respect to each related Mortgage Loan and Servicer will be responsible for all Servicing Transfer Costs.

10.3.   Termination Without Cause.   The Owners may terminate the Servicer’s right to service one or more Mortgage Loans under this Agreement, as provided in this Section 10.3 upon ninety (90) calendar days prior written notice.  The Servicer may terminate this Agreement, as provided in this Section 10.3 upon ninety (90) calendar days prior written notice.  Any such notice of termination shall be in writing and delivered to the non-terminating party by registered mail as provided in Section 11.6.  In the event that the Servicer is terminated pursuant to this Section 10.3, the related Owner shall pay the Servicer an amount equal to (1) the costs and expenses of Servicer to transfer the servicing rights and obligations with respect to such Mortgage Loans, (2) all outstanding Servicing Advances, Expenses, Servicing Fees and (3) as liquidated damages, the Termination Fee with respect to each such Mortgage Loan.  Notwithstanding the foregoing, with respect to the Removed Mortgage Loans, VCM may terminate the Servicer’s right to service such Removed Mortgage Loans and VCM shall have no obligation to pay to the Servicer a Termination Fee for the removal of such Removed Mortgage Loans.

ARTICLE XI

MISCELLANEOUS PROVISIONS

11.1.   Successor to the Servicer.  Upon effectiveness of termination of the Servicer’s servicing of any Mortgage Loans under this Agreement pursuant to Section 10.1, the Owners or its successors shall (i) appoint a successor to assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement or (ii) if no such appointment has been made, automatically and immediately succeed to and assume all of the Servicer’s responsibilities, duties and obligations under this Agreement.  Prior to the transfer of servicing with respect to any Mortgage Loan hereunder, the Servicer shall be reimbursed by the Owner or the successor servicer for any undisputed and unpaid Servicing Fees, Expenses and Servicing Advances with respect to such Mortgage Loan.  In the event that Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned Section, Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement.  The resignation or removal of Servicer pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section 11.1 and shall in no event relieve Servicer of the representations, warranties and covenants made pursuant to Section 6.1 and the remedies available to any Owner under Section 6.2, it being understood and agreed that the provisions of such Sections 6.1 and 6.2 shall be applicable to Servicer notwithstanding any such resignation or termination of Servicer, or the termination of this Agreement.

Within thirty (30) days of the appointment of a successor entity by the related Owner, Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments reasonably necessary, place in such successor’s possession all Servicing

Files, and, in a timely manner, do or cause to be done all other acts or things necessary and appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer of the funds in the Custodial Account and Escrow Account and the transfer of the Servicing Files and related documents, at the related Owner’s, expense if Servicer is terminated without cause, or otherwise at Servicer’s expense.  Servicer shall, in a timely manner, reasonably cooperate with the related Owner and such successor in effecting the termination of Servicer’s responsibilities hereunder and the transfer of servicing responsibilities to the successor servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Any termination or resignation by a party or termination of this Agreement pursuant to Section 10.1 shall not affect any claims that the other party may have against such party arising out of such party’s actions or failure to act prior to any such termination or resignation.

Upon a successor’s acceptance of appointment as such, the Owners shall notify by mail the Servicer of such appointment in accordance with Section 11.6.

11.2.   Reserved

11.3.   Amendment; Extension Not a Waiver.  This Agreement sets forth the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements or understandings, written, oral or otherwise with respect to the subject matter hereof.  This Agreement may be amended from time to time by, and only by, a writing signed by the Servicer and the Owners.

No delay or omission in the exercise of any power, remedy or right herein provided or otherwise available to any party hereto will impair or affect the right of such party thereafter to exercise the same.  Any extension of time or other indulgence granted to any party hereunder will not otherwise alter or affect any power, remedy or right of any other party hereto, or the obligations of the party to whom such extension or indulgence is granted.

11.4.   Governing Law; Venue.  This Agreement shall be construed in accordance with the laws of the State of New York applicable to agreements made and fully performed within the State of New York without giving effect to the conflict of laws principles thereof (except for Section 5-1401 of the New York General Obligations Law) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Any action or other legal proceeding brought under this Agreement will be subject to the exclusive jurisdiction of the United States District Court for the Southern District of New York in New York County, New York or the United States District Court for the Eastern District of New York in Kings County, New York and in the absence of federal jurisdiction, the jurisdiction of any state court of general jurisdiction sitting in New York County, New York or Kings County, New York.  Each of the Owner and the Servicer consents to such jurisdiction for actions or legal proceedings brought by either party and waives any objection which it may have to the laying of the venue of such suit, action or proceeding in any of such courts.

11.5.   Duration of Agreement.  This Agreement shall continue in existence and effect until terminated as herein provided. This Agreement shall continue notwithstanding transfers of the Mortgage Loans by the Owners.

11.6.   Notices.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if (i) personally delivered to the appropriate Party hereto, (ii) mailed, by registered or certified mail, return receipt requested, to the appropriate Party hereto at the address below, or (iii) transmitted by facsimile transmission or by electronic mail with acknowledgment, to the appropriate Party hereto at the facsimile number or the electronic mail address provided below:

(a)   if to the Servicer:

Franklin Credit Management Corporation
101 Hudson Street
Jersey City, NJ 07302
Attn: Chief Operating Officer

With a copy to:

Franklin Credit Management Corporation
101 Hudson Street
Jersey City, NJ 07302
Attn: General Counsel

or such other address as may hereafter be furnished to the Owners in writing by the Servicer;

        (ii)        if to VCM:

Vantium Capital Markets LP
730 5th Avenue, 5th Floor, New York, NY  10019
Attn: Mike Nocco
Telephone: (212) 822-0631

With a copy to:

Vantium Capital, Inc.
7880 Bent Branch Dr., Suite 150
Irving, Texas 75063
Attention: Ron Bendalin
Telephone: (972) 715-1019

        (iii)        if to VCMR:

Vantium Capital Markets LP

730 5th Avenue, 5th Floor, New York, NY  10019
Attn: Mike Nocco
Telephone: (212) 822-0631

With a copy to:
Acqura Loan Services, a Vantium Capital, Inc. Company
6500 International Parkway, Suite 1500
Plano, TX  75093
Attention: Ron Bendalin
Telephone: (972) 715-1019

or such other address as may hereafter be furnished to the Servicer in writing by the Owners;

11.7.   Severability of Provisions.  If any provision of this Agreement is found to be unenforceable by a court of competent jurisdiction, such unenforceable provision shall not affect the other provisions, but such court shall have the authority to modify such unenforceable provision to the extent necessary to render it enforceable, preserving to the fullest extent permissible the intent of the parties.

11.8.   Relationship of Parties.  The parties are entering into, and shall perform, this Agreement as independent contractors.  Nothing in this Agreement shall be construed to make either party the agent of the other for any purpose whatsoever, to authorize either party to enter into any contract or assume any obligation on behalf of the other or to establish a partnership, franchise or joint venture between the parties.

11.9.   Execution; Successors and Assigns.  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.  Subject to Section 7.4, this Agreement shall inure to the benefit of and be binding upon the Servicer and the Owners and their respective successors and assigns.  The Parties agree that this Agreement, any documents to be delivered pursuant to this Agreement and any notices hereunder may be transmitted between them by email and/or by facsimile. The Parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all Parties. The original documents shall be promptly delivered, if requested.

11.10.   Assignment by the Owners.  This Agreement shall bind and inure to the benefit of and be enforceable by Servicer and any Owner and the respective permitted successors and permitted assigns of Servicer and the related Owner.  This Agreement shall not be assigned, pledged or hypothecated by Servicer to a third party without the prior written consent of the related Owner.  Any Owner shall have the right, in its sole discretion, to assign its interest under this Agreement with respect to some or all of the Loans to any affiliate managed by the related Owner’s or Owner’s subsidiaries.

11.11.   Disaster Recovery.  The Servicer shall, at its own expense, maintain a disaster recovery plan in support of the processing and related functions it performs for the

Owners under this Agreement that provides for disaster recovery and the resumption of business in the event that a disaster disrupts or impairs its provision of servicing pursuant to this Agreement.  The Servicer's disaster recovery plan shall include, at a minimum, procedures for back-up/restoration of operating and application software, procedures for the protection of Owners’ source documentation; procedures and third-party agreements for replacement equipment (e.g. computer equipment), and procedures and third-party agreements for off-site production facilities.  The Servicer agrees to release the information necessary to the related Owner and will have a summary of its disaster recovery plan available for the related Owner to review upon request. The Servicer agrees to annually test its disaster recovery plan, shall promptly take corrective action as necessary to comply with this Section 11.17 and, upon request, provide a written report thereof to the related Owner. If the results of the related Owner’s review of Servicer’s disaster recovery plan are unsatisfactory to the Owners (in the reasonable and good faith determination of the Owners) and the plan does not meet standards generally acceptable to mortgage lending institutions, the Owners may immediately terminate this Agreement and all costs and expenses to transfer the servicing shall be paid by the Servicer upon presentation of reasonable documentation of such costs.  The Servicer shall notify the Owners promptly of any material change to Servicer’s disaster recovery plan.

11.12.   Force Majeure.  A party will not be liable to the other party for delays or failures in performance of its obligations under this Agreement arising out of or based upon acts of God, strikes, riots, acts of war, terrorism, earthquakes, and other events beyond its reasonable control (each, a “Force Majeure Event”).  A party excused from performance pursuant to this Section shall exercise reasonable efforts to continue to perform its obligations hereunder and shall thereafter continue with reasonable due diligence and good faith to remedy its inability to so perform, except that nothing herein shall obligate either party to settle a strike or labor dispute when it does not wish to do so.  Notwithstanding the foregoing, the Owner may, without the payment of a Termination Fee, terminate this Agreement by notice in writing if a Force Majeure Event preventing the Servicer’s performance continues for more than five (5) Business Days. Subject to a party’s obligations in this Section, the consequences arising from the existence and continuation of a Force Majeure Event shall be deemed not to constitute a breach by either party of any representation, warranty, covenant, agreement or obligation in this Agreement.

[Intentionally Blank - Next Page Signature Page]

IN WITNESS WHEREOF, the Servicer and the Owners have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

FRANKLIN CREDIT MANAGEMENT CORPORATION

By: /s/ Jimmy Yan
   Name: Jimmy Yan
   Title: Executive Vice President
     Managing Director of Servicing and Recovery

VANTIUM CAPITAL MARKETS, L.P.,

By: VANTIUM MANAGEMENT, L.P., its Manager

By: /s/ Paul Mangione
   Name: Paul Mangione
   Title: Managing Director

VANTIUM REO CAPITAL MARKETS, L.P.,

By: VANTIUM MANAGEMENT, L.P., its Manager

By: /s/ Paul Mangione
   Name: Paul Mangione
   Title: Managing Director

EXHIBIT A

MORTGAGE LOAN SCHEDULE

Exhibit A-1

EXHIBIT B

CONTENTS OF EACH MORTGAGE FILE

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items (to the extent in the applicable Owner or its designee’s possession), which the related Owner shall deliver a copy thereof to the Servicer for retention in the Servicing File:

1.
The original Mortgage Note bearing all intervening endorsements, endorsed “Pay to the order of ______ without recourse” and signed in the name of the related Owner by an authorized officer (in the event that the Mortgage Loan was acquired by the related Owner in a merger, the signature must be in the following form: “[the Owner], successor by merger to [name of predecessor]”; and in the event that the Mortgage Loan was acquired or originated by the related Owner while doing business under another name, the signature must be in the following form: “[the Owner], formerly known as [previous name]”).

2.	The original of any guarantee executed in connection with the Mortgage Note (if any).

3.	The original Mortgage, with evidence of recording thereon or a certified true and correct copy of the Mortgage sent for recordation.

4.	The originals or certified true copies of any document sent for recordation of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon.

5.	The original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except for the insertion of the name of the assignee and recording information).

6.	Originals or certified true copies of documents sent for recordation of all intervening assignments of the Mortgage with evidence of recording thereon.

7.	The original PMI Policy, where required pursuant to the Agreement.

8.	The original mortgagee policy of title insurance or evidence of title.

9.	Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items to the extent in the possession of the related Owner or in the possession of the related Owner’s agent(s):

10.	The original hazard insurance policy and, if required by law, flood insurance policy, in accordance with Section 4.10 of the Agreement.

Exhibit B-1

11.	Residential loan application.

12.	Mortgage Loan closing statement.

13.	Verification of employment and income, if applicable.

14.	Verification of acceptable evidence of source and amount of down payment, if applicable.

15.	Credit report on the Mortgagor.

16.	Residential appraisal report.

17.	Photograph of the Mortgaged Property.

18.	Survey of the Mortgage property, if required by the title owner or applicable law.

19.
Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e. map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

20.	All required disclosure statements.

21.	If available, termite report, structural engineer’s report, water potability and septic certification.

22.	Sales contract, if applicable.

23.
Evidence of payment of taxes and insurance premiums, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

24.	Amortization schedule, if available.

25.	Mortgage Loan payment history.

26.	Original power of attorney, if applicable.

B-2

EXHIBIT C-1

FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

___________________ __, 200__

To:    _____________________________

      _____________________________
                 (the “Depository”)

As Servicer under the Loan Servicing Agreement, dated as of _______ __, 200_, we hereby authorize and request you to establish an account, as a Custodial Account, to be designated as “Franklin Credit Management Corporation in trust for ____________________” All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. This letter is submitted to you in duplicate. Please execute and return one original to us.

Franklin Credit Management Corporation

By: /s/ Jimmy Yan

Name: Jimmy Yan

Title: Executive Vice President
   Managing Director of Servicing and Recovery

Date: July 20, 2010

Exhibit C-1-1

The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number ___________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

_______________________________
       Depository

By:____________________________

Name:__________________________

Title:___________________________

Date:___________________________

Exhibit C-1-2

EXHIBIT C-2

FORM OF ESCROW ACCOUNT LETTER AGREEMENT

___________________ __, 200__

To: ________________________________

   ________________________________
                    (the “Depository”)

As Servicer under the Loan Servicing Agreement, dated as of _______ __, 200_, we hereby authorize and request you to establish an account, as an Escrow Account, to be designated as “Franklin Credit Management Corporation in trust for _____________________ and various Obligors, fixed and adjustable rate Loans.” All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. This letter is submitted to you in duplicate. Please execute and return one original to us.

Franklin Credit Management Corporation

By: /s/ Jimmy Yan

Name: Jimmy Yan

Title: Executive Vice President
  Managing Director of Servicing and Recovery

Date: July 20, 2010

Exhibit C-2-1

The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number ___________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

_______________________________
       Depository

By:____________________________

Name:__________________________

Title:___________________________

Date:___________________________

Exhibit C-2-2

EXHIBIT D

SERVICING FEE SCHEDULE

Monthly Servicing Fee per Loan per month
Performing Mortgage Loans (0-29 days past due)	***
Delinquent Mortgage Loans (30-59 days past due)	***
Delinquent Mortgage Loans (60+ days past due)	***
Foreclosure	***
Bankruptcy	***

REO	In the 1st 12 months - *** for the first 3 months (from listing) & *** after month 3 after month 12 - *** for the first 3 months (from listing) & *** after month 3

Default Fees:
Resolution Fees (loan must become contractually current)
Reinstatements (>= 91 days past due)	*** of Unpaid Principal Balance ( minimum fee ***, maximum fee ***)

Modification
*** of Unpaid Principal Balance prior to Modification Minimum Fee, ***, Maximum Fee, ***, collected by servicer, only after there are 4 consecutive payments made by borrower.  **Applicable after successful completion of four (4) month special forbearance trial payment period.

Paid in Full (including a refinance, third-party sale or Homeowner Relief Program)	*** of Unpaid Principal Balance, first 12 months from the Effective Date (minimum fee ***, maximum fee ***); thereafter, *** of Unpaid Principal Balance (minimum fee ***, maximum fee ***)

Disposition Fees (Property Liquidations)

Short Sales/Settlements
(including a refinance, third-party sale or Homeowner Relief Program)	*** of Unpaid Principal Balance, first 12 months from the Effective Date (minimum fee ***, maximum fee ***); thereafter, *** of Unpaid Principal Balance (minimum fee ***, maximum fee ***)

Exhibit D-1

Deed in Lieu	*** of Unpaid Principal Balance (minimum fee ***, maximum fee ***)

REO Disposition Fee	*** of gross proceeds, first 12 months from the Effective Date; thereafter, *** of gross proceeds., *** Minimum per asset

Tax Certification Fee Tax Contract Fees No existing contract	at cost at cost

Contract transfer First American / Fidelity contract Non transferable contract	at cost at cost

Flood Contract Fees No existing contract Contract transfer First American/Fidelity contract Non transferable contract	at cost at cost at cost

Ancillary Cash Flows        The table below indicates ownership of certain cash flows.

       Cash Flow                                                                  Owner
Late Charges	Retained by 100% by Servicer
Principal and Interest Float	Retained by servicer
Escrow Float	Retained by servicer
Servicing Activity Fees	Retained by servicer (e.g. payoff statements, fax fees)
Borrower Prepayment Fees	Retained by Purchaser

Contingency Fees on Charged off Mortgage Loans -	***
(deficiencies, unsecured Mortgage Loans and Mortgage Loans that are provided by Owner on a monthly basis

Remittance and Billing

Recording Fees per Loan

Assignment                           prepared by third-party vendor at cost
At cost as dictated by county

Power of Attorney               at cost
If no corporate signing authority is provided

MERS                                     at cost

D-2

EXHIBIT E

REPORTS

1.    Daily Collections Report (as provided as of the date of this Agreement).

2.    Monthly Servicing Update Report (as provided as of the date of this Agreement) (provided by 2nd Business Day of the following month).

3.    Monthly Modification Performance/Vintage Report (as provided as of the date of this Agreement)(provided by 2nd Business Day of the following month).

4.    Monthly REO Inventory and Sales Report (as provided as of the date of this Agreement) (provided by 2nd Business Day of the following month).

5.    Monthly Third Party Expense Report (provided by 2nd Business Day of the following month).

6.    Data, in form and substance, supporting and facilitating the Owners in accounting, reporting and regulatory purposes. (provided by 2nd Business Day of the following month).

7.    A monthly reconciliation report of all cash collections by the Servicer (provided by the 5th Business Day of the following month).

8.    Upon request, copies of reconciliation prepared by the Servicer.

Such other reports, based on information reasonably available to the Servicer, as the Owners shall reasonably request.

Exhibit E-1

EXHIBIT F

FORM OF LIMITED POWER OF ATTORNEY

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
FRANKLIN CREDIT MANAGEMENT CORPORATION
[__________________]
[__________________]
Attn: [__________________]

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that _______________________, a ________________ corporation organized and existing under the laws of the State of ________ and having its principal place of business at __________________________________ as Owner (the “Owner”) pursuant to that Loan Servicing Agreement, among Franklin Credit Management Corporation (the “Servicer”) and the Owner, dated as of July 1, 2010 (the “Agreement”), hereby constitutes and appoints the Servicer, by and through the Servicer’s officers, the Owner’s true and lawful Attorney-in-Fact, in the Owner’s name, place and stead and for the Owner’s benefit, in connection with all mortgage loans and REO properties subject to the terms of the Agreement for the purpose of performing all acts and executing all documents in the name of the Owner as may be customarily and reasonably necessary and appropriate to effectuate the following enumerated transactions in respect of any of the mortgages or deeds of trust (the “Mortgages” and the “Deeds of Trust” respectively) and promissory notes secured thereby (the “Mortgage Notes”) for which the undersigned is the Owner (whether the undersigned is named therein as mortgagee or beneficiary or has become mortgagee by virtue of endorsement of the Mortgage Note secured by any such Mortgage or Deed of Trust) and for which the Servicer is performing sub-servicing activities all subject to the terms of the Agreement.

This appointment shall apply to the following enumerated transactions only:

1.
The modification or re-recording of a Mortgage or Deed of Trust, where said modification or re-recording is for the purpose of correcting the Mortgage or Deed of Trust to conform same to the original intent of the parties thereto or to correct title errors discovered after such title insurance was issued and said modification or rerecording, in either instance, does not adversely affect the lien of the Mortgage or Deed of Trust as insured.

2.
The subordination of the lien of a Mortgage or Deed of Trust to an easement in favor of a public utility company of a United States governmental agency or unit with powers of eminent domain; this section shall include, without limitation, the execution of partial satisfactions/releases, partial reconveyances or the execution or requests to trustees to accomplish same.

Exhibit F-1

3.	The conveyance of the properties to the mortgage insurer, or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

4.	The completion of loan assumption agreements.

5.
The full satisfaction/release of a Mortgage or Deed of Trust or full conveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related Mortgage Note.

6.	The assignment of any Mortgage or Deed of Trust and the related Mortgage Note, in connection with the repurchase of the mortgage loan secured and evidenced thereby.

7.
The full assignment of a Mortgage or Deed of Trust upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the assignment of the related Mortgage Note.

8.
With respect to a Mortgage or Deed of Trust, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

a.	the substitution of trustee(s) serving under a Deed of Trust, in accordance with state law and the Deed of Trust;
b.	the preparation and issuance of statements of breach or non-performance;
c.	the preparation and filing of notices of default and/or notices of sale
d.	the cancellation/rescission of notices of default and/or notices of sale;
e.	the taking of a deed in lieu of foreclosure; and
f.
the preparation and execution of such other documents and performance such other actions as may be necessary under the terms of the Mortgage, Deed of Trust or state law to expeditiously complete said transactions in paragraphs 8(a) through 8(e), above.

The undersigned gives said Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by or under this Limited Power of Attorney, each subject to the terms and conditions set forth in the Agreement and in accordance with the standard of care set forth in the Agreement as fully as the undersigned might or could do, and hereby does ratify and confirm to all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof. This Limited Power of Attorney shall be effective as of ____________ ___, _____.

Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of Attorney; and may be satisfied that this Limited Power of Attorney shall continue in full force and effect and has not been revoked unless an instrument of revocation has been made in writing by the undersigned.

IN WITNESS WHEREOF, ________________________, as Owner pursuant to that Servicing Agreement between the Owner and the Servicer, dated as of __________ 1, 200__, has caused its corporate seal to be hereto affixed and these presents to be signed and acknowledged in its name and behalf by ____________, its duly elected and authorized ______________ this ___ day of ____________, _____.

______________________________

By:____________________________
Name:__________________________
Title:___________________________

STATE OF __________________
COUNTY OF ________________

On ____________ __, _____, before me, the undersigned, a Notary Public in and for said state, personally appeared _______________ of _________________________, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that [she/he] executed that same in [her/his] authorized capacity, and that by [her/his] signature on the instrument the entity upon behalf of which the person acted and executed the instrument.
WITNESS my hand and official seal.
(SEAL)

______________________________
       Notary Public

EXHIBIT G

APPROVAL MATRIX
(to be negotiated to the satisfaction of the Owners)

Exhibit G-1

EXHIBIT H

REMOVED MORTGAGE LOANS

Exhibit H-1